UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2005 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 21, 2006.

Stock Fund

Established 1965

(Closed to New Investors)

41st Annual Report

December 31, 2005

2005

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  December 31, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/05 SF AR       Printed on recycled paper

To Our Shareholders

We are pleased to report that 2005 was the sixth consecutive year that the Dodge & Cox Stock Fund outperformed the Standard & Poor’s 500 (S&P 500) Index. For 2005, the Fund returned 9.4% compared to 4.9% for the S&P 500. At year end, the Fund had net assets of $52.2 billion with a cash position of 4.6%.

The table on page two shows the Fund’s longer-term results compared to the S&P 500. As we have written in past letters, the Fund’s favorable five-year annualized return of 11.0%, versus 0.6% for the S&P 500, is largely the product of decisions made to avoid the “growth” stock speculation that reached its crescendo in the spring of 2000. The ten-year annualized return incorporates the late 1990s when the Fund underperformed the S&P 500 as growth stock valuations ascended.

As investors in the Fund, you should understand that while we are cautiously optimistic about the potential for the Fund’s current investments, we do not expect these favorable long-term returns relative to the S&P 500 to be repeated.

Looking Back

During the late 1990s, investors were concerned about weak global demand for commodities and other industrial goods. As a result, the Fund was able to become a part owner of a number of Energy, Materials, and Industrials businesses at discount prices. In contrast, fascination with the internet led other investors to bid up valuations of Technology and Telecommunications stocks. At the peak of the internet stock mania in December 1999, the Fund had 27% of its assets invested in Energy and Materials stocks.

Energy stocks in particular have been strong contributors to the Fund’s recent performance. In 2005, as the price for a barrel of oil rose from $43 to $61, the Fund’s Energy holdings were up over 30% as a group (e.g., Amerada Hess up 56%, Unocal up 55% and ConocoPhillips up 37%). Over the past couple of years, as investors have become more optimistic about the continued strong global demand for oil and commodities and energy company valuations have risen, we have found what we believe to be more compelling opportunities in other areas of the market. As a consequence, we have been reducing the Fund’s exposure to Energy and Materials stocks, which now represent just under 15% of the Fund.

The Fund’s performance also benefited from its Technology holdings, which were up 11% as a group (e.g., Hewlett-Packard up 38% and Motorola up 32%) compared to 1% for the S&P 500 sector. Other holdings contributing to the Fund’s 2005 return included Rio Tinto (up 57%), WellPoint (up 39%) and HCA (up 28%).

On a negative note, as we detailed last quarter, we sold the Fund’s investment in Delphi (at a loss of 96% of its value from the beginning of 2005) after the company filed for bankruptcy in early October. Delphi illustrates that we do make mistakes, although we continually strive to learn from them. Delphi also illustrates the importance of portfolio diversification, as no single investment’s poor performance weighs too heavily on total results.

Looking Forward

Over the past six years the investment landscape has changed, and we now face a new set of opportunities. We are encouraged about the road ahead because 1) the range of valuations in the equity market has compressed dramatically, meaning investors no longer have to pay large premiums to own companies with attractive long-term growth prospects; and 2) the global economy continues to expand rapidly, meaning millions of consumers, particularly from the developing world, are gaining more purchasing power.

As valuations within the equity market have narrowed, we have made new investments, one stock at a time, in areas that were once considered “growth” segments of the market: Technology, Media, Telecommunications and Healthcare. As of year end, 39% of the Fund was invested in these industries, compared to only 16% six years ago. Valuations moved lower during 2005 in many Media and Pharmaceutical stocks, and the Fund’s investments in these areas were particularly weak. For instance, Comcast was down 22%, News Corp. was down 16%, Time Warner was down 10%, and Pfizer was down 11%. We continue to believe the long-term prospects for these companies are favorable, and we added to the Fund’s holdings as the share price decreased in value throughout the year.

As the global economy continues to integrate and an increasing number of countries adopt free-market capitalistic policies, it becomes less important where a company is domiciled and more important where a company competes. Moreover, U.S.-based companies are becoming increasingly dependent on the global economy for growth. For example, 37 of the Fund’s U.S.-based holdings, representing over 40% of the Fund, derive at least one-quarter of their revenues from outside of North America. A global research perspective is paramount. Over the past ten years we have dramatically increased our coverage of foreign companies, and in 2001 established our International Stock Fund, confirming our investment team’s global view. In addition to the U.S. companies with foreign sales, 18% of the Fund is now invested in 15 multinational companies based outside the U.S.

While the investment landscape has changed over the past six years, Dodge & Cox has not. The nine people on our Investment Policy

1 / Dodge & Cox Stock Fund

Committee who manage the Fund have an average tenure at Dodge & Cox of 23 years, and employ the same investment philosophy our firm has used since the 1930s. Our Investment Policy Committee and our team of 20 global industry analysts manage the Fund by first asking a basic question: Do we want to become part owner of a company for the next three-to-five years, given its current price and our assessment of the probable cash flow and earnings growth over the long term?

Our optimism about the new opportunities presented by the expanding global economy and by lower valuations in former “growth” stocks is tempered somewhat by the fact that most companies are operating very efficiently as evidenced by historically high profit margins. Profitability tends to be cyclical, so there is a risk that margins will eventually decrease. The potential for higher inflation and interest rates also gives us pause, but we are optimistic that, while there will undoubtedly be potholes along the way, over the long-term the Fund is well positioned. In our rapidly changing and increasingly complex world, we will continue our efforts to uncover attractive investment opportunities.

In Closing

We welcome back John Taylor as an Independent Trustee of the Dodge & Cox Funds. Mr. Taylor was elected at the Special Meeting of Shareholders on December 2nd and previously served on the Board from January 1998 until March 2001, prior to his 2001 appointment as Under Secretary of the U.S. Treasury for International Affairs.

We are also pleased to announce that on December 31st, John Gunn became Chief Executive Officer of Dodge & Cox. Harry Hagey, the firm’s Chairman and Chief Executive Officer since 1992, will continue to serve as Chairman of the Board and as a member of the Investment Policy Committee until his retirement at the end of 2006. Also on December 31st, longstanding Dodge & Cox employees Ken Olivier and Dana Emery were named the firm’s President and Executive Vice President, respectively.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 16, 2006

Growth of $10,000 Over 10 Years

For an investment made on December 31, 1995

Average Annual Total Return

for periods ended December 31, 2005

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	9.36%	11.03%	14.59%	14.81%
S&P 500	4.92	0.55	9.08	11.94

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,086.40	$2.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.63

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Stock Fund

Fund Information	December 31, 2005

General Information

Net Asset Value Per Share	$137.22
Total Net Assets (millions)	$52,184
2005 Expense Ratio	0.52%
2005 Portfolio Turnover	12%
30-Day SEC Yield[1]	1.24%
Fund Inception	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

Stock Characteristics	Fund	S&P 500
Number of Stocks	86	500
Median Market Capitalization (billions)	$20	$11
Weighted-Avg. Market Capitalization (billions)	$53	$90
Price-to-Earnings Ratio[2]	15.0x	15.4x
Price-to-Book Value Ratio	2.0x	2.8x
Foreign Stocks[3] (% of Fund)	17.7%	0.0%

Ten Largest Holdings[4]	% of Fund
Hewlett-Packard Co.	3.6
Sony Corp. ADR (Japan)	2.8
Comcast Corp. Class A	2.7
Cardinal Health, Inc.	2.7
News Corp. Class A	2.6
Time Warner, Inc.	2.5
McDonald’s Corp.	2.4
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	2.3
Pfizer, Inc.	2.3
FedEx Corp.	2.3

Asset Allocation

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.0%	10.8%
Financials	17.8	21.3
Health Care	15.7	13.3
Information Technology	13.9	15.1
Energy	7.8	9.3
Materials	6.9	3.0
Industrials	6.9	11.3
Consumer Staples	3.7	9.5
Utilities	1.7	3.4
Telecommunication Services	1.0	3.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.
[3]	Foreign stocks are U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

Dodge & Cox Stock Fund / 4

Portfolio of Investments	December 31, 2005

COMMON STOCKS: 95.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.0%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	8,146,800	$236,012,796

CONSUMER DURABLES & APPAREL: 6.4%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	62,940,700	1,219,790,766
Sony Corp. ADR(b) (Japan)	36,255,200	1,479,212,160
Thomson ADR(b) (France)	6,184,000	129,492,960
VF Corp.	3,457,200	191,321,448
Whirlpool Corp.(c)	3,558,750	298,080,900

		3,317,898,234
CONSUMER SERVICES: 2.4%
McDonald’s Corp.	36,718,900	1,238,161,308

MEDIA: 8.7%
Comcast Corp. Class A(a)	54,998,130	1,427,751,455
Discovery Holdings Co. Series A(a)	3,339,960	50,600,394
Interpublic Group of Companies, Inc.(a)	17,478,300	168,665,595
Liberty Media Corp. Series A(a)	33,399,600	262,854,852
News Corp. Class A	85,465,238	1,328,984,451
Time Warner, Inc.	73,800,400	1,287,078,976

		4,525,935,723
RETAILING: 2.1%
Dillard’s, Inc. Class A(c)	5,161,600	128,110,912
Federated Department Stores, Inc.	5,556,973	368,594,019
Gap, Inc.	12,344,900	217,764,036
Genuine Parts Co.(c)	8,926,300	392,043,096

		1,106,512,063

		10,424,520,124
CONSUMER STAPLES: 3.7%
FOOD & STAPLES RETAILING: 2.0%
Wal-Mart Stores, Inc.	22,400,000	1,048,320,000

FOOD, BEVERAGE & TOBACCO: 1.7%
Unilever NV(b) (Netherlands)	12,675,300	870,159,345

		1,918,479,345
ENERGY: 7.8%
Amerada Hess Corp.	2,699,400	342,337,908
Baker Hughes, Inc.	9,687,850	588,827,523
Chevron Corp.	18,988,305	1,077,966,075
ConocoPhillips	11,452,100	666,283,178
Occidental Petroleum Corp.	5,137,200	410,359,536
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,407,864	671,619,464
Schlumberger, Ltd.	3,160,600	307,052,290

		4,064,445,974

	SHARES	VALUE
FINANCIALS: 17.8%
BANKS: 3.7%
Golden West Financial Corp.	8,871,200	$585,499,200
Wachovia Corp.	18,149,200	959,366,712
Wells Fargo & Co.	6,028,000	378,739,240

		1,923,605,152
DIVERSIFIED FINANCIALS: 4.8%
Capital One Financial Corp.	11,992,500	1,036,152,000
CIT Group, Inc.	5,381,200	278,638,536
Citigroup, Inc.	15,165,600	735,986,568
JPMorgan Chase & Co.	11,282,328	447,795,598

		2,498,572,702
INSURANCE: 7.3%
Aegon NV(b) (Netherlands)	34,471,146	562,569,103
Chubb Corp.	5,721,050	558,660,533
Genworth Financial, Inc. Class A	8,842,000	305,756,360
Loews Corp.	7,495,800	710,976,630
MBIA, Inc.	1,761,600	105,977,856
Safeco Corp.	5,043,000	284,929,500
St. Paul Travelers Companies, Inc.	22,736,350	1,015,632,754
UnumProvident Corp.	11,712,700	266,463,925

		3,810,966,661
REAL ESTATE: 2.0%
Equity Office Properties Trust(c)	23,332,200	707,665,626
Equity Residential Properties Trust	8,810,600	344,670,672

		1,052,336,298

		9,285,480,813
HEALTH CARE: 15.7%
HEALTH CARE EQUIPMENT & SERVICES: 7.4%
Becton, Dickinson & Co.	4,209,350	252,897,748
Cardinal Health, Inc.	20,444,350	1,405,549,062
HCA, Inc.(c)	20,475,800	1,034,027,900
Thermo Electron Corp.(a),(c)	8,906,800	268,361,884
WellPoint, Inc.(a)	11,576,200	923,664,998

		3,884,501,592
PHARMACEUTICALS & BIOTECHNOLOGY: 8.3%
Bristol-Myers Squibb Co.	12,480,150	286,793,847
GlaxoSmithKline PLC ADR(b) (United Kingdom)	13,158,300	664,230,984
Pfizer, Inc.	51,884,325	1,209,942,459
Sanofi-Aventis ADR(b) (France)	23,568,500	1,034,657,150
Schering-Plough Corp.	30,442,000	634,715,700
Wyeth	10,835,400	499,186,878

		4,329,527,018

		8,214,028,610

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 6.9%
CAPITAL GOODS: 1.8%
AB Volvo ADR(b) (Sweden)	3,349,900	$157,713,292
American Power Conversion Corp.	6,347,281	139,640,182
Fluor Corp.(c)	4,362,050	337,011,983
Masco Corp.	9,481,600	286,249,504

		920,614,961
COMMERCIAL SERVICES & SUPPLIES: 0.5%
Pitney Bowes, Inc.	6,793,850	287,040,163

TRANSPORTATION: 4.6%
FedEx Corp.	11,551,800	1,194,340,602
Union Pacific Corp.(c)	14,815,250	1,192,775,777

		2,387,116,379

		3,594,771,503
INFORMATION TECHNOLOGY: 13.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	5,964,300	150,240,717
Freescale Semiconductor, Inc. Class B(a)	1,616,547	40,688,488

		190,929,205
SOFTWARE & SERVICES: 3.8%
BMC Software, Inc.(a),(c)	15,440,000	316,365,600
Computer Sciences Corp.(a),(c)	12,853,900	650,921,496
Compuware Corp.(a),(c)	19,297,600	173,099,472
Electronic Data Systems Corp.(c)	34,697,300	834,123,092

		1,974,509,660
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.8%
Avaya, Inc.(a),(c)	31,552,500	336,665,175
Hewlett-Packard Co.	65,824,063	1,884,542,924
Hitachi, Ltd. ADR(b) (Japan)	3,998,800	269,519,120
Lexmark International, Inc.(a)	140,400	6,294,132
Motorola, Inc.	37,178,200	839,855,538
NCR Corp.(a)	7,401,000	251,189,940
Sun Microsystems, Inc.(a)	139,300,000	583,667,000
Xerox Corp.(a),(c)	64,118,600	939,337,490

		5,111,071,319

		7,276,510,184
MATERIALS: 6.9%
Akzo Nobel NV ADR(b),(c) (Netherlands)	16,294,523	750,851,620
Alcoa, Inc.	7,858,583	232,378,299
Dow Chemical Co.	23,579,914	1,033,271,831
Engelhard Corp.(c)	8,265,600	249,207,840
International Paper Co.	6,920,900	232,611,449
Lubrizol Corp.	265,283	11,521,241
Nova Chemicals Corp.(b),(c) (Canada)	4,737,970	158,248,198
Rio Tinto PLC ADR(b) (United Kingdom)	2,919,481	533,651,932
Rohm and Haas Co.	8,563,600	414,649,512

		3,616,391,922

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 1.0%
Vodafone Group PLC ADR(b) (United Kingdom)	23,046,300	$494,804,061

		494,804,061
UTILITIES: 1.7%
Duke Energy Corp.	23,845,700	654,564,465
FirstEnergy Corp.	4,472,700	219,117,573

		873,682,038

TOTAL COMMON STOCKS (Cost $37,209,725,354)		49,763,114,574

SHORT-TERM INVESTMENTS: 4.4%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$261,861,954	$261,861,954
State Street Repurchase Agreement 3.10%, 1/3/06, maturity value $819,927,322 (collateralized by U.S. Treasury Securities, value $836,042,650, 4.125%, 8/15/08)	819,645,000	819,645,000
U.S. Treasury Bills
1/19/06	300,000,000	299,477,812
2/9/06	125,000,000	124,513,516
3/2/06	325,000,000	322,964,479
3/9/06	175,000,000	173,741,191
4/13/06	300,000,000	296,630,813

TOTAL SHORT-TERM INVESTMENTS (Cost $2,298,834,765)		2,298,834,765

TOTAL INVESTMENTS (Cost $39,508,560,119)	99.8%	52,061,949,339
OTHER ASSETS LESS LIABILITIES	0.2%	122,259,976

TOTAL NET ASSETS	100.0%	$52,184,209,315

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities

ADR: American Depository Receipt

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Statement of Assets and Liabilities

December 31, 2005
Assets:
Investments, at value
Unaffiliated issuers (cost $33,038,641,308)	$44,502,178,650
Affiliated issuers (cost $6,469,918,811)	7,559,770,689

52,061,949,339
Receivable for investments sold	36,844,183
Receivable for Fund shares sold	112,396,489
Dividends and interest receivable	52,735,862
Prepaid expenses and other assets	261,179

52,264,187,052

Liabilities:
Payable for Fund shares redeemed	55,898,173
Management fees payable	22,177,275
Accrued expenses	1,902,289

79,977,737

Net Assets	$52,184,209,315

Net Assets Consist of:
Paid in capital	$39,527,060,957
Undistributed net investment income	2,672,790
Undistributed net realized gain on investments	101,086,348
Net unrealized appreciation on investments	12,553,389,220

$52,184,209,315

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	380,308,734
Net asset value per share	$137.22

Statement of Operations
Year Ended December 31, 2005
Investment Income:
Dividends (net of foreign taxes of $17,377,537)
Unaffiliated issuers	$615,225,931
Affiliated issuers	161,282,916
Interest	73,469,831

849,978,678

Expenses:
Management fees	235,198,282
Custody and fund accounting fees	679,627
Transfer agent fees	5,602,494
Professional services	93,972
Shareholder reports	2,095,449
Registration fees	830,810
Trustees’ fees	118,625
Miscellaneous	348,773

244,968,032

Net Investment Income	605,010,646

Realized and Unrealized Gain on Investments:
Net realized gain
Unaffiliated issuers	1,126,279,762
Affiliated issuers	3,780,581
Net change in unrealized appreciation	2,657,836,787

Net realized and unrealized gain	3,787,897,130

Net Increase in Net Assets from Operations	$4,392,907,776

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$605,010,646	$474,852,317
Net realized gain	1,130,060,343	1,417,766,177
Net change in unrealized appreciation	2,657,836,787	4,726,648,936

Net increase in net assets from operations	4,392,907,776	6,619,267,430

Distributions to Shareholders from:
Net investment income	(611,260,756)	(469,055,741)
Net realized gain	(1,222,133,564)	(1,173,587,700)

Total distributions	(1,833,394,320)	(1,642,643,441)

Fund Share Transactions
Proceeds from sale of shares	9,806,907,602	11,863,567,462
Reinvestment of distributions	1,700,707,781	1,513,787,692
Cost of shares redeemed	(5,149,262,920)	(4,524,858,539)

Net increase from Fund share transactions	6,358,352,463	8,852,496,615

Total increase in net assets	8,917,865,919	13,829,120,604

Net Assets:
Beginning of year	43,266,343,396	29,437,222,792

End of year (including undistributed net investment income of $2,672,790 and $8,922,900, respectively)	$52,184,209,315	$43,266,343,396

Share Information:
Shares sold	74,426,365	99,334,591
Distributions reinvested	12,641,751	11,920,322
Shares redeemed	(39,005,611)	(37,725,900)

Net increase in shares outstanding	48,062,505	73,529,013

7 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities

Dodge & Cox Stock Fund / 8

Notes to Financial Statements (continued)

arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders.

Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatment of net short-term realized gain and in-kind redemptions. At December 31, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

In 2005, the Fund recognized net realized gain of $65,978,762 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders.

Distributions during the year ended December 31, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($1.941 per share)	$697,551,960
Long-term capital gain ($3.094 per share)	1,135,842,360

Total distributions ($5.035 per share)	$1,833,394,320

At December 31, 2005, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$12,861,038,449
Unrealized depreciation	(307,649,229)

Net unrealized appreciation	12,553,389,220
Undistributed ordinary income	2,668,828
Undistributed long-term capital gain	101,090,310

Note 4 — Purchase and Sales of Investments

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $11,016,784,635 and $5,534,381,890, respectively.

9 / Dodge & Cox Stock Fund

Notes to Financial Statements (continued)

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2005. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income [1]	Value at December 31, 2005
AT&T Corp.	52,008,200	—	(52,008,200)	—	$15,069,444	$	— [3]

Akzo Nobel NV ADR (Netherlands)	18,186,723	—	(1,892,200)	16,294,523	20,155,058		750,851,620

Avaya, Inc.	12,229,400	19,417,000	(93,900)	31,552,500	— [2]		336,665,175

BMC Software, Inc.	11,787,600	3,700,000	(47,600)	15,440,000	— [2]		316,365,600

Computer Sciences Corp.	12,893,600	—	(39,700)	12,853,900	— [2]		650,921,496

Compuware Corp.	19,357,100	—	(59,500)	19,297,600	— [2]		— [3]

Delphi Corp.	36,051,632	—	(36,051,632)	—	1,622,323		— [3]

Dillard’s, Inc. Class A	5,177,500	—	(15,900)	5,161,600	827,128		128,110,912

Electronic Data Systems Corp.	33,204,400	1,600,000	(107,100)	34,697,300	6,870,170		834,123,092

Engelhard Corp.	6,266,100	2,025,000	(25,500)	8,265,600	3,850,608		249,207,840

Equity Office Properties Trust	22,260,300	1,142,800	(70,900)	23,332,200	46,221,100		707,665,626

Fluor Corp.	4,375,550	—	(13,500)	4,362,050	2,796,032		337,011,983

Genuine Parts Co.	8,953,800	—	(27,500)	8,926,300	11,175,062		392,043,096

HCA, Inc.	26,418,400	200,000	(6,142,600)	20,475,800	13,595,892		— [3]

May Department Stores Co.	17,894,400	—	(17,894,400)	—	13,138,909		— [3]

NOVA Chemicals Corp. (Canada)	4,752,570	—	(14,600)	4,737,970	1,321,223		158,248,198

Storage Technology Corp.	7,511,200	—	(7,511,200)	—	— [2]		— [3]

Thermo Electron Corp.	7,433,400	1,500,000	(26,600)	8,906,800	— [2]		268,361,884

Union Pacific Corp.	13,860,950	1,000,000	(45,700)	14,815,250	17,805,720		1,192,775,777

Whirlpool Corp.	4,388,050	—	(829,300)	3,558,750	6,834,247		298,080,900

Xerox Corp.	45,764,500	18,552,000	(197,900)	64,118,600	— [2]		939,337,490

					$161,282,916		$7,559,770,689

[1]	Net of foreign taxes, if any
[2]	Non-income producing
[3]	Company was not an affiliate at the end of the year

Dodge & Cox Stock Fund / 10

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$130.22	$113.78	$ 88.05	$100.51	$ 96.67

Income from investment operations:
Net investment income	1.68	1.54	1.60	1.53	1.72
Net realized and unrealized gain (loss)	10.36	20.08	26.59	(12.06)	7.05

Total from investment operations	12.04	21.62	28.19	(10.53)	8.77

Distributions to shareholders from:
Net investment income	(1.70)	(1.53)	(1.62)	(1.51)	(1.73)
Net realized gain	(3.34)	(3.65)	(0.84)	(0.42)	(3.20)

Total distributions	(5.04)	(5.18)	(2.46)	(1.93)	(4.93)

Net asset value, end of year	$137.22	$130.22	$113.78	$ 88.05	$100.51

Total return	9.36%	19.16%	32.35%	(10.52)%	9.33%
Ratios/supplemental data:
Net assets, end of year (millions)	$52,184	$43,266	$29,437	$14,036	$9,396
Ratio of expenses to average net assets	0.52%	0.53%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.29%	1.32%	1.72%	1.74%	1.80%
Portfolio turnover rate	12%	11%	8%	13%	10%

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2006

11 / Dodge & Cox Stock Fund

Special 2005 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $747,084,048 of its distributions paid to shareholders in 2005 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 82% of its ordinary dividends (including short-term gains) paid to shareholders in 2005 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Shareholder Meeting Results (unaudited)

On December 2, 2005, a joint special meeting of shareholders of the Dodge & Cox Funds was held at which the nine Trustees and nominees identified below were elected. The following is a report of the total votes cast by the Funds’ shareholders:

PROPOSAL: Election of Trustees

	FOR	WITHHELD	TOTAL
Trustees:
1. William F. Ausfahl	1,184,162,195	11,475,032	1,195,637,227
2. L. Dale Crandall	1,186,779,006	8,858,221	1,195,637,227
3. Dana M. Emery	1,186,497,036	9,140,191	1,195,637,227
4. John A. Gunn	1,186,448,522	9,188,705	1,195,637,227
5. Harry R. Hagey	1,186,227,617	9,409,610	1,195,637,227
6. Thomas A. Larsen	1,159,731,462	35,905,765	1,195,637,227
7. Will C. Wood	1,187,752,504	7,884,723	1,195,637,227

Nominees:
8. Kenneth E. Olivier	1,158,621,330	37,015,897	1,195,637,227
9. John B. Taylor	1,187,597,104	8,040,123	1,195,637,227

Board Approval of Funds’ Investment Management Agreements and Management Fees (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2005, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2006. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

Information Received

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, “blue sky” administrator, transfer agent and fund accountant), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Agreements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 1, 2005 to discuss whether to renew the Agreements. The Board, including the

Dodge & Cox Stock Fund / 12

Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

Nature, Quality, and Extent of the Services

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Strategy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

Investment Performance

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. While not dispositive in the determination, performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-Fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

Costs and Ancillary Benefits

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox—which included a centralized focus on investment management operations, outsourcing of non-advisory support services to unaffiliated third-party service providers, avoiding the practice of charging front-end sales commissions or distribution fees, having Dodge & Cox pay for distribution-related costs and reimbursements to third-party retirement plan administrators, receiving numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee, and achieving relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and that there are reasonable justifications for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services it receives (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and

13 / Dodge & Cox Stock Fund

does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds, and they concluded that these benefits are reasonable in light of Dodge & Cox’s well established stand-alone separate account business. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are increasing. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

The Benefit of Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), such as management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies involved with Dodge & Cox’s investment management process and with avoiding distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative, and compliance services to the Funds have increased. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflect economies of scale.

Conclusion

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long-term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

Fund Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit www.dodgeandcox.com or the SEC’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is also available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Stock Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (64)	Chairman and Trustee (Trustee since 1975)	Chairman and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (62)	President and Trustee (Trustee since 1985)	Chief Executive Officer (since December, 2005), Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed-Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (44)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since December, 2005) and Director of Dodge & Cox, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC and FISC	—
Kenneth E. Olivier (53)	Vice President and Trustee (Trustee since 2005)	President (since December, 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
A. Horton Shapiro (66)	Executive Vice President (Since 1998)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager	—
Katherine Herrick Drake (51)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (46)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (39)	Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (52)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (37)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (65)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (64)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (56)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (66)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

International

Stock Fund

Established 2001

5th Annual Report

December 31, 2005

2005

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  December 31, 2005, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/05 ISF AR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 16.7% in 2005, compared to a total return of 13.5% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Since inception on May 1, 2001 through year end, the Fund had an annualized total return of 14.3% compared to 6.7% for the MSCI EAFE. The table on page two shows the Fund’s long-term results compared to the MSCI EAFE. At year end, the Fund had net assets of $13.4 billion and a cash position of 6.3%.

Performance Review

For the year, the Fund performed well on an absolute basis and relative to the MSCI EAFE. The following factors were major contributors to performance.

•	The Fund’s investments in the Energy sector averaged a total return of 39% compared to 18% for the MSCI EAFE Energy sector. Notable performers included Petroleo Brasileiro and Schlumberger, which had total returns of 88% and 46%, respectively.

•	The Fund’s investments in the Financials sector averaged a total return of 23% compared to 15% for the MSCI EAFE sector. Notable performers included three commercial banks: Uniao de Banco Brasileiros (up 106%) in Brazil, Kookmin Bank (up 91%) in South Korea, and Mitsubishi UFJ (up 36%) in Japan.

•	Investments in the emerging markets were up with Latin America particularly strong (up 58%).

In contrast, the Fund’s investments in the Information Technology sector hurt performance, returning -1% compared to 11% for the MSCI EAFE sector. The major detractor was Seiko Epson, a Japanese maker of printers and LCD screens, which was down 43% for the year. Shinsei Bank (down 15%) also hurt results for the year.

In 2005, changes in foreign currencies had an overall negative effect on the Fund’s performance. U.S. dollar appreciation against developed market currencies (e.g., the Euro and the Japanese Yen) was a significant performance headwind, but was slightly offset by dollar depreciation against emerging market currencies (e.g., the Brazilian Real and Korean Won). As always, we focus on the medium and long-term effects of currency changes on a company’s operations and finances, not on predicting short-term currency fluctuations.

Sticking to Our Disciplined Investment Approach

In evaluating investment opportunities for the Fund, we look for durable business franchises at low-to-reasonable valuations. We seek companies that have good prospects for long-term earnings and cash-flow growth, and management teams working for the long-term shareholder. We have the opportunity to make these types of investments because our four-to-five year investment horizon allows us to look beyond short-term concerns which descend on even the best of companies. Short-term concerns about a company’s prospects can depress its valuation and may result in a long-term investment opportunity. Conversely, overly optimistic expectations about a company’s prospects can result in disappointing future returns.

During 2005, valuations for international equities continued to rise in recognition of higher profitability around the globe. The gap between the cheapest and most expensive companies in the market has also compressed.

We significantly reduced the Fund’s weightings in the Materials and Energy sectors during the year. Companies in these sectors had comprised approximately one-quarter of the portfolio and performed well due to large increases in the prices of oil, metals and other raw materials. For example, metals and mining companies Rio Tinto and BHP Billiton were up 59% and 41%, respectively, as prices for several metals and bulk commodities reached all-time highs. While we believe the long-term demand prospects for these companies’ products are attractive, expectations of continued high prices and robust demand growth appear to be factored into the valuations. Though we have reduced the Fund’s exposure to companies in these two areas, they still represented approximately 18% of the Fund at year end.

In contrast, we added to the Fund’s holdings in the Information Technology and Health Care sectors as valuations became more attractive. These additions significantly increased the Fund’s exposure to companies participating in areas of technological innovation and to companies benefiting from growth in the developing world. For example, we invested in Nokia, the world’s leading cell phone maker with market-leading positions in the developing world, as the valuation became attractive in 2005.

In addition, we raised the Fund’s positions in GlaxoSmithKline and Sanofi-Aventis—two of the three largest pharmaceutical companies in the world. These companies are trading at comparable valuations to their peers but have promising research pipelines with several drugs in the later stages of the FDA approval process. Sanofi-Aventis, for instance, has one of the best research and development portfolios in the industry, a new obesity drug that could be very successful, an impressive management team, and a global reach with about 15% of profits from the emerging markets. We discuss

1 / Dodge & Cox International Stock Fund

the companies above to illustrate our investment approach, not because we believe they are more attractive than the Fund’s other holdings.

In Closing

The performance of the Fund and international equity markets has been exceptional over the past three years—on an annualized basis the Fund was up 32.2% and the MSCI EAFE was up 23.7%. We do not think this level of returns is sustainable and encourage shareholders to have more conservative expectations of future returns.

We welcome back John Taylor as an Independent Trustee of the Dodge & Cox Funds. Mr. Taylor was elected at the Special Meeting of Shareholders on December 2nd and previously served on the Board from January 1998 until March 2001, prior to his 2001 appointment as Under Secretary of the U.S. Treasury for International Affairs.

We are also pleased to announce that on December 31st, John Gunn became Chief Executive Officer of Dodge & Cox. Harry Hagey, the firm’s Chairman and Chief Executive Officer since 1992, will continue to serve as Chairman of the Board and as a member of the Investment Policy Committee until his retirement at the end of 2006. Also on December 31st, longstanding Dodge & Cox employees Ken Olivier and Dana Emery were named the firm’s President and Executive Vice President, respectively.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman February 16, 2006	Diana S. Strandberg Vice President

Growth of $10,000 Since Inception

For an investment made on April 30, 2001

Average Annual Total Return

for periods ending December 31, 2005

	1 Year	3 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	16.74%	32.20	%*	14.29	%*
MSCI EAFE	13.54	23.68		6.70

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,147.60	$3.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.74	3.50

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox International Stock Fund

Fund Information	December 31, 2005

General Information

Net Asset Value Per Share	$35.03
Total Net Assets (millions)	$13,357
2005 Expense Ratio	0.70%
2005 Turnover Ratio	7%
30-Day SEC Yield[1]	1.28%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 17 years.

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	74	1,137
Median Market Capitalization (billions)	$14	$3
Weighted-Avg. Market Capitalization (billions)	$46	$46
Price-to-Earnings Ratio[2]	15x	17x
Price-to-Book Value Ratio	1.9x	2.4x
Countries Represented	20	21
Emerging Markets (Brazil, South Korea, Mexico, South Africa, Israel, Thailand)	13.9%	0.0%

Ten Largest Holdings[3]	% of Fund
Sanofi-Aventis (France)	3.4
Sony Corp. (Japan)	3.0
News Corp. Class A (United States)	2.9
Royal Bank of Scotland Group PLC (United Kingdom)	2.7
Mitsubishi UFJ Financial Group ADR (Japan)	2.7
Matsushita Electric Industrial Co., Ltd. (Japan)	2.6
GlaxoSmithKline PLC ADR (United Kingdom)	2.6
Central Japan Railway Co. (Japan)	2.4
Vodafone Group PLC ADR (United Kingdom)	2.1
Shinsei Bank, Ltd. (Japan)	2.0

Asset Allocation

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	35.6%	42.5%
Japan	24.0	25.6
United Kingdom	12.2	24.0
Pacific (excluding Japan)	7.6	7.9
Latin America	7.5	0.0
United States	4.7	0.0
Africa	0.9	0.0
Middle East	0.8	0.0
Canada	0.4	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	20.7%	28.5%
Consumer Discretionary	18.0	12.3
Information Technology	10.4	6.2
Materials	10.1	8.0
Health Care	8.2	7.9
Energy	8.1	8.1
Industrials	8.1	10.7
Consumer Staples	5.2	7.8
Telecommunication Services	3.7	5.6
Utilities	1.2	4.9

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using the most recent financial results and excludes extraordinary items. The MSCI EAFE’s P/E ratio is calculated by MSCI and includes negative earnings.
[3]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

Dodge & Cox International Stock Fund / 4

Portfolio of Investments	December 31, 2005

COMMON STOCKS: 88.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.0%
AUTOMOBILES & COMPONENTS: 1.7%
Honda Motor Co., Ltd. ADR(b) (Japan)	8,104,000	$234,772,880

CONSUMER DURABLES & APPAREL: 11.4%
AB Electrolux Series B (Sweden)	7,483,100	194,506,910
Consorcio Ara SA de CV(c) (Mexico)	20,679,800	90,440,696
Corporacion Geo SA de CV Series B(a),(c) (Mexico)	42,105,400	148,502,469
Matsushita Electric Industrial Co. Ltd. (Japan)	17,691,000	341,264,468
Sony Corp. (Japan)	9,726,500	397,521,771
Thomson (France)	8,240,015	172,669,748
Yamaha Corp.(c) (Japan)	10,576,000	175,855,649

		1,520,761,711
CONSUMER SERVICES: 0.7%
Elior(c) (France)	6,958,147	91,439,021

MEDIA: 4.2%
Grupo Television SA de CV ADR(b) (Mexico)	508,100	40,902,050
News Corp. Class A (United States)	24,542,492	381,635,751
VNU NV (Netherlands)	4,080,334	135,308,104

		557,845,905

		2,404,819,517
CONSUMER STAPLES: 5.2%
FOOD, BEVERAGE & TOBACCO: 4.6%
Fomento Economico Mexicano SA de CV ADR(b) (Mexico)	2,714,058	196,796,346
Nestle SA (Switzerland)	726,000	217,128,724
Tesco PLC (United Kingdom)	10,500,000	59,886,344
Tiger Brands, Ltd. (South Africa)	295,111	6,786,037
Unilever NV(b) (Netherlands)	1,943,900	133,448,735

		614,046,186
HOUSEHOLD & PERSONAL PRODUCTS: 0.6%
Aderans Co.(c) (Japan)	2,733,200	82,041,192

		696,087,378
ENERGY: 6.3%
Norsk Hydro ASA ADR(b) (Norway)	2,186,500	225,603,070
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,915,000	240,733,350
Schlumberger, Ltd. (United States)	2,450,000	238,017,500
Total SA (France)	538,500	135,283,887

		839,637,807
FINANCIALS: 19.3%
BANKS: 14.6%
Banco Santander Central Hispano SA (Spain)	15,920,000	210,151,705
DBS Group Holdings, Ltd. (Singapore)	26,642,000	264,392,987
Kasikornbank PLC Foreign (Thailand)	35,399,400	64,715,539
Kasikornbank PLC NVDR (Thailand)	50,840,900	86,748,641
Kookmin Bank ADR(b) (South Korea)	1,947,900	145,527,609

	SHARES	VALUE
Mitsubishi UFJ Financial Group ADR(b) (Japan)	26,597,400	$364,118,406
Royal Bank of Scotland Group PLC (United Kingdom)	12,120,972	365,990,266
Shinsei Bank, Ltd. (Japan)	46,715,000	270,145,674
Standard Bank Group, Ltd. (South Africa)	10,096,234	120,963,335
Standard Chartered PLC (United Kingdom)	2,555,000	56,926,652

		1,949,680,814
DIVERSIFIED FINANCIALS: 1.9%
Credit Suisse Group (Switzerland)	4,795,000	244,484,609

INSURANCE: 2.8%
Aegon NV (Netherlands)	9,869,999	160,670,000
Converium Holdings AG(a),(c) (Switzerland)	8,918,646	98,413,581
Swiss Life Holding (Switzerland)	650,000	117,579,240

		376,662,821

		2,570,828,244
HEALTH CARE: 6.9%
HEALTH CARE EQUIPMENT & SERVICES: 0.9%
Mediceo Paltac Holdings Co., Ltd. (Japan)	8,459,700	122,446,330

PHARMACEUTICALS & BIOTECHNOLOGY: 6.0%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	6,755,000	340,992,400
Sanofi-Aventis (France)	5,209,000	456,353,162

		797,345,562

		919,791,892
INDUSTRIALS: 8.1%
CAPITAL GOODS: 4.6%
AB Volvo Series B (Sweden)	4,686,600	220,924,123
CNH Global NV(b) (Netherlands)	1,958,720	36,314,669
Nexans(c) (France)	1,616,440	76,796,908
Sulzer AG(c) (Switzerland)	290,121	153,665,550
Toto, Ltd. (Japan)	15,654,000	132,335,931

		620,037,181
TRANSPORTATION: 3.5%
Central Japan Railway Co. (Japan)	34,050	326,251,749
TNT NV (Netherlands)	4,300,000	134,396,318

		460,648,067

		1,080,685,248
INFORMATION TECHNOLOGY: 10.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.4%
Infineon Technologies AG(a) (Germany)	20,500,000	187,606,699

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Brother Industries, Ltd.(c) (Japan)	19,244,000	202,173,367
Canon, Inc. (Japan)	1,114,700	65,217,535
Epcos AG(a) (Germany)	2,796,500	36,617,183
Hitachi, Ltd. (Japan)	38,498,000	259,515,072

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
LG Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	5,500,000	$118,030,000
Nokia Oyj (Finland)	10,212,500	186,799,427
Oce NV(c) (Netherlands)	6,718,524	96,959,991
Seiko Epson Corp. (Japan)	9,254,100	232,657,027

		1,197,969,602

		1,385,576,301
MATERIALS: 10.1%
Akzo Nobel NV (Netherlands)	2,141,100	99,239,303
BASF AG (Germany)	3,250,400	249,013,674
Bayer AG (Germany)	2,897,000	121,036,161
BHP Billiton, Ltd. (Australia)	3,785,078	63,127,644
Imperial Chemical Industries PLC (United Kingdom)	22,445,762	128,211,625
Lafarge (France)	2,466,725	221,947,018
Lanxess AG(a) (Germany)	2,844,700	90,796,968
Makhteshim-Agan Industries, Ltd. (Israel)	19,300,000	111,291,359
Nova Chemicals Corp. (Canada)	1,587,900	53,014,236
Rinker Group, Ltd. (Australia)	4,172,265	50,315,423
Rio Tinto PLC (United Kingdom)	1,884,400	86,078,083
Yara International ASA (Norway)	5,118,710	74,513,395

		1,348,584,889
TELECOMMUNICATION SERVICES: 3.7%
KT Corp. ADR(b) (South Korea)	10,388,400	223,870,020
Vodafone Group PLC ADR(b) (United Kingdom)	12,805,000	274,923,350

		498,793,370
UTILITIES: 0.5%
National Grid PLC (United Kingdom)	7,283,673	71,241,963

		71,241,963

TOTAL COMMON STOCKS (Cost $10,221,380,868)		11,816,046,609

PREFERRED STOCKS: 5.2%
CONSUMER STAPLES: 0.0%(d)
FOOD & STAPLES RETAILING: 0.0%(d)
Sadia SA ADR(b) (Brazil)	153,000	4,467,600

		4,467,600
ENERGY: 1.8%
Petroleo Brasileiro SA ADR(b) (Brazil)	3,845,700	247,547,709

		247,547,709
FINANCIALS: 1.4%
BANKS: 1.4%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,916,500	185,401,905

		185,401,905

	SHARES	VALUE
HEALTH CARE: 1.3%
HEALTH CARE EQUIPMENT & SERVICES: 1.3%
Fresenius Medical Care AG (Germany)	1,892,275	$176,644,832

		176,644,832
UTILITIES: 0.7%
Ultrapar Participacoes SA ADR(b) (Brazil)	6,338,785	88,299,275

		88,299,275

TOTAL PREFERRED STOCKS (Cost $379,030,565)		702,361,321

SHORT-TERM INVESTMENTS: 5.8%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$66,650,438	$66,650,438
State Street Repurchase Agreement 3.10%, 1/3/06, maturity value $711,226,894 (collateralized by U.S. Treasury Securities, value $725,205,250, 4.125%, 8/15/08)	710,982,000	710,982,000

TOTAL SHORT-TERM INVESTMENTS (Cost $777,632,438)		777,632,438

TOTAL INVESTMENTS (Cost $11,378,043,871)	99.5%	13,296,040,368
OTHER ASSETS LESS LIABILITIES	0.5%	61,204,479

TOTAL NET ASSETS	100.0%	$13,357,244,847

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities
(d)	Rounds to 0.0%

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Statement of Assets and Liabilities

December 31, 2005
Assets:
Investments, at value
Unaffiliated issuers (cost $10,406,631,047)	$12,079,751,944
Affiliated issuers (cost $971,412,824)	1,216,288,424

13,296,040,368
Cash denominated in foreign currency (cost $1,803,616)	1,790,254
Receivable for Fund shares sold	58,026,494
Dividends and interest receivable	21,770,548
Prepaid expenses and other assets	42,160

13,377,669,824

Liabilities:
Payable for investments purchased	4,867,023
Payable for Fund shares redeemed	3,864,465
Management fees payable	6,588,074
Accrued foreign capital gain tax	3,186,994
Accrued expenses	1,918,421

20,424,977

Net Assets	$13,357,244,847

Net Assets Consist of:
Paid in capital	$11,413,015,342
Undistributed net investment income	1,769,736
Undistributed net realized gain on investments	27,731,188
Net unrealized appreciation on investments (net of accrued foreign capital gain tax of $3,186,994)	1,914,728,581

$13,357,244,847

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	381,344,805
Net asset value per share	$35.03
Statement of Operations
Year ended December 31, 2005
Investment Income:
Dividends (net of foreign taxes of $16,261,901)
Unaffiliated issuers	$166,768,720
Affiliated issuers	8,879,907
Interest	14,015,532

189,664,159

Expenses:
Management fees	50,874,481
Custody and fund accounting fees	2,712,251
Transfer agent fees	2,961,423
Professional services	105,391
Shareholder reports	963,263
Registration fees	1,510,852
Trustees’ fees	118,625
Miscellaneous	25,273

59,271,559

Net Investment Income	130,392,600

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss)
Investments in unaffiliated issuers	172,201,095
Investments in affiliated issuers	—
Foreign currency transactions	(3,231,203)
Net change in unrealized appreciation (including net change of accrued foreign capital gain tax of $3,186,994)	1,234,968,504

Net realized and unrealized gain	1,403,938,396

Net Increase in Net Assets from Operations	$1,534,330,996

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$130,392,600	$34,239,272
Net realized gain	168,969,892	37,799,449
Net change in unrealized appreciation	1,234,968,504	579,342,103

Net increase in net assets from operations	1,534,330,996	651,380,824

Distributions to Shareholders from:
Net investment income	(132,300,734)	(32,093,476)
Net realized gain	(142,355,951)	(27,805,906)

Total distributions	(274,656,685)	(59,899,382)

Fund Share Transactions:
Proceeds from sale of shares	8,778,424,267	3,130,085,912
Reinvestment of distributions	246,458,696	55,967,564
Cost of shares redeemed	(1,130,242,133)	(229,499,144)

Net increase from Fund share transactions	7,894,640,830	2,956,554,332

Total increase in net assets	9,154,315,141	3,548,035,774

Net Assets:
Beginning of year	4,202,929,706	654,893,932

End of year (including undistributed net investment income of $1,769,736 and $2,145,796, respectively)	$13,357,244,847	$4,202,929,706

Share Information:
Shares sold	272,160,308	116,358,049
Distributions reinvested	7,035,645	1,836,809
Shares redeemed	(35,007,666)	(8,933,703)

Net increase in shares outstanding	244,188,287	109,261,155

7 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s predecessor, Dodge & Cox International Equity Fund, L.L.C. (the “LLC”), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001. The Fund seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value. Foreign securities are converted to U.S. dollars using prevailing exchange rates.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Foreign currency translation. Assets (including investments) and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the reporting period. Purchases and sales of securities, income receipts, and expenses are translated into U.S. dollars at the exchange rate in effect on the transaction date. Realized foreign currency gains and losses may arise from sales and maturities of foreign currency contracts, sales of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and from currency gains and losses between trade and settlement date on security transactions. The effects of exchange rate changes on investment securities are included with the net realized and unrealized gain (loss) on investments.

Foreign currency contracts. When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dodge & Cox International Stock Fund / 8

Notes to Financial Statements (continued)

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At December 31, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($.394 per share)	$145,983,315
Long-term capital gain ($.347 per share)	128,673,370

Total distributions ($.741 per share)	$274,656,685

At December 31, 2005, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,098,881,677
Unrealized depreciation	(184,153,096)

Net unrealized appreciation	1,914,728,581
Undistributed ordinary income	7,068,992
Undistributed long-term capital gain	22,647,399
Deferred loss*	(886,048)

*	Represents net realized loss incurred between November 1, 2005 and December 31, 2005. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2006.

Note 4 — Purchase and Sales of Investments

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $7,817,237,678 and $580,485,696, respectively.

9 / Dodge & Cox International Stock Fund

Notes to Financial Statements (continued)

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2005. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income [1]	Value at December 31, 2005
Aderans Co. (Japan)	2,233,200	500,000	—	2,733,200	$884,219	$82,041,192

Brother Industries, Ltd. (Japan)	8,000,000	11,244,000	—	19,244,000	1,647,103	202,173,367

Consorcio Ara SA de CV (Mexico)	18,217,700	2,462,100	—	20,679,800	729,868	90,440,696

Converium Holdings AG (Switzerland)	4,233,328	4,685,318	—	8,918,646	— [2]	98,413,581

Corporacion Geo SA de CV Series B (Mexico)	7,191,600	34,913,800	—	42,105,400	— [2]	148,502,469

Elior (France)	—	6,958,147	—	6,958,147	217,566	91,439,021

Nexans SA (France)	1,166,440	450,000	—	1,616,440	897,514	76,796,908

Oce NV (Netherlands)	3,649,767	3,068,757	—	6,718,524	3,316,445	96,959,991

Sulzer AG (Switzerland)	65,500	224,621	—	290,121	721,794	153,665,550

Yamaha Corp. (Japan)	—	10,576,000	—	10,576,000	465,398	175,855,649

					$8,879,907	$1,216,288,424

[1]	Net of foreign taxes, if any
[2]	Non-income producing

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Year Ended December 31,				May 1, 2001 through December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$30.64	$23.48	$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.33	0.26	0.14	0.13	0.14
Net realized and unrealized gain (loss)	4.80	7.36	7.67	(2.55)	(1.56)

Total from investment operations	5.13	7.62	7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	(0.35)	(0.24)	(0.14)	(0.13)	(0.14)
Net realized gain	(0.39)	(0.22)	—	(0.06)	(0.02)

Total distributions	(0.74)	(0.46)	(0.14)	(0.19)	(0.16)

Net asset value, end of period	$35.03	$30.64	$23.48	$15.81	$18.42

Total return	16.74%	32.46%	49.42%†	(13.11)%†	(7.09)%†
Ratios/supplemental data:
Net assets, end of period (millions)	$13,357	$4,203	$655	$117	$25
Ratio of expenses to average net assets	0.70%	0.77%	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, before reimbursement by investment manager	0.70%	0.77%	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	1.54%	1.90%	1.53%	1.30%	1.74%*
Portfolio turnover rate	7%	6%	11%	12%	23%

*	Annualized
†	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 10

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2006

11 / Dodge & Cox International Stock Fund

Special 2005 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2005, the Fund has elected to pass through to shareholders foreign source income of $192,232,777 and foreign taxes paid of $16,904,412.

The Fund designates up to a maximum of $183,494,801 of its distributions paid to shareholders in 2005 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends (including short-term gains) paid to shareholders in 2005 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Shareholder Meeting Results (unaudited)

On December 2, 2005, a joint special meeting of shareholders of the Dodge & Cox Funds was held at which the nine Trustees and nominees identified below were elected. The following is a report of the total votes cast by the Funds’ shareholders:

PROPOSAL: Election of Trustees

	FOR	WITHHELD	TOTAL
Trustees:
1. William F. Ausfahl	1,184,162,195	11,475,032	1,195,637,227
2. L. Dale Crandall	1,186,779,006	8,858,221	1,195,637,227
3. Dana M. Emery	1,186,497,036	9,140,191	1,195,637,227
4. John A. Gunn	1,186,448,522	9,188,705	1,195,637,227
5. Harry R. Hagey	1,186,227,617	9,409,610	1,195,637,227
6. Thomas A. Larsen	1,159,731,462	35,905,765	1,195,637,227
7. Will C. Wood	1,187,752,504	7,884,723	1,195,637,227

Nominees:
8. Kenneth E. Olivier	1,158,621,330	37,015,897	1,195,637,227
9. John B. Taylor	1,187,597,104	8,040,123	1,195,637,227

Board Approval of Funds’ Investment Management Agreements and Management Fees (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management

Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2005, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2006. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

Information Received

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, “blue sky” administrator, transfer agent and fund accountant), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Agreements. The Trust’s

Dodge & Cox International Stock Fund / 12

Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 1, 2005 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

Nature, Quality, and Extent of the Services

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Strategy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

Investment Performance

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. While not dispositive in the determination, performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-Fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

Costs and Ancillary Benefits

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox—which included a centralized focus on investment management operations, outsourcing of non-advisory support services to unaffiliated third-party service providers, avoiding the practice of charging front-end sales commissions or distribution fees, having Dodge & Cox pay for distribution-related costs and reimbursements to third-party retirement plan administrators, receiving numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee, and achieving relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and that there are reasonable justifications for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services it receives (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable

13 / Dodge & Cox International Stock Fund

services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds, and they concluded that these benefits are reasonable in light of Dodge & Cox’s well established stand-alone separate account business. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are increasing. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

The Benefit of Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), such as management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies involved with Dodge & Cox’s investment management process and with avoiding distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative, and compliance services to the Funds have increased. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflect economies of scale.

Conclusion

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long-term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

Fund’s Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit www.dodgeandcox.com or the SEC’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is also available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox International Stock Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (64)	Chairman and Trustee (Trustee since 1975)	Chairman and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (62)	President and Trustee (Trustee since 1985)	Chief Executive Officer (since December, 2005), Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed-Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (44)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since December, 2005) and Director of Dodge & Cox, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC and FISC	—
Kenneth E. Olivier (53)	Vice President and Trustee (Trustee since 2005)	President (since December, 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
A. Horton Shapiro (66)	Executive Vice President (Since 1998)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager	—
Katherine Herrick Drake (51)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (46)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (39)	Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (52)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (37)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (65)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (64)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (56)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (66)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

Balanced Fund

Established 1931

(Closed to New Investors)

75th Annual Report

December 31, 2005

2005

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  December 31, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/05 BF AR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 6.6% in 2005, compared to a total return of 4.0% for the Combined Index¹ benchmark. The table on page two shows the Fund’s longer-term results compared to the Combined Index. At year end, the Fund’s total assets of $23.6 billion were invested in 62.6% stocks, 33.4% fixed-income securities and 4.0% cash equivalents.

2005 Performance Review

The Fund’s equity holdings, which returned 10.3% (before Fund expenses), significantly outpaced the Standard & Poor’s 500’s (S&P 500) return of 4.9%, and drove the Fund’s overall strength versus the Combined Index. Specifically, the equity portfolio’s Information Technology stocks (e.g., Hewlett-Packard up 38%) were up 12% in aggregate, compared to 1% for the S&P 500 sector. Energy stocks (e.g., Unocal up 55%) were the largest contributors to the portfolio’s absolute performance, returning over 30% as a group, which was in line with the S&P 500’s sector return.

In contrast, the primary detractors from equity performance came from the portfolio’s Media stocks (e.g., Comcast down 22%). Also, as we detailed last quarter, Delphi was down 96% from the beginning of the year until we sold it (after the company filed for bankruptcy) in early October. Delphi illustrates that we do make mistakes, although we continually strive to learn from them. Delphi also illustrates the importance of portfolio diversification, as no single investment’s poor performance weighs too heavily on total results.

The U.S. bond market produced modest results in 2005 as price declines associated with generally rising interest rates reduced total returns. The Fund’s fixed-income portfolio returned 2.4% (before Fund expenses)— in line with the Lehman Brother’s Aggregate Bond Index’s (LBAG) 2.4% return for the year. The portfolio’s shorter-than-benchmark duration2 enhanced relative fixed-income returns in 2005 as short and intermediate interest rates rose. In addition, bonds issued by UnumProvident and AT&T performed well, as did the portfolio’s mortgage-backed securities (MBS). Conversely, investments in Ford Motor Credit Company (FMCC) and General Motors Acceptance Corp. (GMAC) bonds detracted from returns due to concerns about the financial health of their automotive parent companies.

Looking Back: The Case for a Balanced Portfolio

By investing in a balanced portfolio, an investor typically seeks the potential for capital appreciation, historically provided by stocks, as well as the relative price stability and higher income provided by bonds. Reviewing the past five years provides a case in point.

The Fund has returned an annualized 14.5% per year for the last three years and 9.9% per year for the last five years. These annualized returns mask the Fund’s year-to-year volatility (annual returns over the past five years have ranged from -2.9% to +24.4%). Also hidden in the Fund’s annualized returns are the relative contributions made by the equity and fixed-income portfolios, which have varied as well. For example, over the last three years the Fund’s equity holdings have been the driving force behind its performance, returning over 20% per year on average. Equity returns during this period more than compensated for the lower returns from the Fund’s fixed-income holdings, which were up 5% per year. Conversely, in 2001 and 2002 the Fund’s fixed-income portfolio returned 11% per year while the equity portfolio was down slightly. These numbers point to the importance of both a long-term horizon and a balanced approach to investing.

Looking Forward

Over the past six years, the investment landscape has changed, and we now face a new set of opportunities. We are encouraged about the road ahead because 1) the range of valuations in the equity market has compressed dramatically, meaning investors no longer have to pay large premiums to own companies with attractive long-term growth prospects; and 2) the global economy continues to expand rapidly, meaning millions of consumers, particularly from the developing world, are gaining purchasing power. From the fixed-income perspective, the relentless rise in short and intermediate-term interest rates over the past two years has elevated the bond portfolio’s yield above 5%, leaving us somewhat more optimistic about the prospects for fixed-income returns than we have been in several years.

As valuations within the equity market have narrowed, we have made new investments, one stock at a time, in areas that were once considered “growth” segments of the market: Technology, Media, Telecommunications and Healthcare. Examples of the equity portfolio’s investments in this area include the aforementioned Hewlett-Packard and Comcast, as well as pharmaceutical concerns Pfizer, Sanofi-Aventis and GlaxoSmithKline.

As the global economy continues to integrate and an increasing number of countries adopt free-market capitalistic policies, it becomes less important where a company is domiciled and more important where a company competes. Moreover, U.S.-based companies are becoming increasingly dependent on the global economy for growth. For example, 37 of the equity portfolio’s U.S.-based holdings derive at least one-quarter of their revenues from outside of North America. A global research perspective is paramount. Over the past ten years we have dramatically increased our coverage of foreign companies, and in 2001 established our International Stock Fund, confirming our investment team’s global view. The equity portfolio now holds 15 multinational companies based outside the U.S.

In regards to the fixed income portfolio, we continue to be cautious about the outlook for longer-term U.S. Treasury bonds (10+ years to maturity), which currently offer a low yield and do not offer additional yield (i.e. extra income) relative to shorter maturities, despite their greater sensitivity to interest rate changes. The Fund’s fixed-income portfolio is underweight longer-term bonds in

1 / Dodge & Cox Balanced Fund

general and, importantly, all such securities are Corporate bonds with yield premiums that should somewhat offset any negative price movements associated with rising rates. The Fund has no U.S. Treasuries with maturities greater than four years, and is positioned defensively with a duration of 3.3 years compared to 4.6 years for the LBAG. Given the rise in short to intermediate rates over the past two years, we have begun to trade some of the Fund’s shorter maturity bonds for intermediate maturity bonds, thereby reducing moderately the Fund’s defensive positioning.

Finally, given the wide range of returns between stocks and bonds over the past few years, investors may be tempted to try to pick next year’s top-returning asset class. We caution that this is extraordinarily difficult and often counterproductive. As long-term shareholders of the Fund know, we do not dramatically change the Fund’s asset allocation between stocks, bonds and cash quarter-to-quarter, let alone year-to-year. The Fund’s current allocation of 62.6% in stocks and 37.4% in bonds and cash reflects our belief that over the next three-to-five years the return potential for stocks is somewhat more attractive than for bonds. Furthermore, we believe a balanced approach to investing is particularly prudent today, as a mix of stocks and bonds should help cushion investors from the potholes we’ll undoubtedly experience down the road of a rapidly changing and increasingly global investment landscape.

In Closing

We welcome back John Taylor as an Independent Trustee of the Dodge & Cox Funds. Mr. Taylor was elected at the Special Meeting of Shareholders on December 2nd and previously served on the Board from January 1998 until March 2001, prior to his 2001 appointment as Under Secretary of the U.S. Treasury for International Affairs.

We are also pleased to announce that on December 31st, John Gunn became Chief Executive Officer of Dodge & Cox. Harry Hagey, the firm’s Chairman and Chief Executive Officer since 1992, will continue to serve as Chairman of the Board and as a member of the Investment Policy Committee until his retirement at the end of 2006. Also on December 31st, longstanding Dodge & Cox employees Ken Olivier and Dana Emery were named the firm’s President and Executive Vice President, respectively.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 16, 2006

Growth of $10,000 Over 10 Years

For an investment made on December 31, 1995

Average Annual Total Return

for periods ended December 31, 2005

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	6.59%	9.93%	11.88%	12.71%
Combined Index	4.00	2.99	8.25	10.62
S&P 500	4.92	0.55	9.08	11.94
Lehman Brothers Aggregate Bond Index (LBAG)	2.43	5.87	6.16	7.88

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,055.60	$2.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.55	2.68

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Balanced Fund

Fund Information	December 31, 2005

General Information

Net Asset Value Per Share	$81.34
Total Net Assets (millions)	$23,611
30-Day SEC Yield[1]	2.46%
2005 Expense Ratio	0.53%
2005 Portfolio Turnover	18%
Fund Inception	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years (twelve members, 22 years average tenure for certain fixed-income decisions), and by the Fixed Income Strategy Committee, whose nine members’ average tenure is 16 years.

Stock Portfolio (62.6% of Fund)

Number of Stocks	86
Median Market Capitalization (billions)	$20
Price-to-Earnings Ratio[2]	15.1x
Price-to-Book Value Ratio	2.0x
Foreign Stocks[3] (% of Fund)	11.4%

Five Largest Sectors	% of Fund
Consumer Discretionary	13.2
Financials	11.8
Health Care	10.2
Information Technology	9.2
Energy	5.1

Fixed-Income Portfolio (33.4% of Fund)

Number of Fixed-Income Securities	272
Average Maturity	5.2 years
Effective Duration	3.3 years

Credit Quality[5]	% of Fund
U.S. Government & Government Agencies	23.3
Aaa	0.0
Aa	0.5
A	1.4
Baa	4.8
Ba	3.1
B	0.3

Average Quality	Aa

Asset Allocation

Ten Largest Stock Holdings[4]	% of Fund
Hewlett-Packard Co.	2.5
Cardinal Health, Inc.	1.8
Sony Corp. ADR (Japan)	1.8
Comcast Corp. Class A	1.7
McDonald’s Corp.	1.6
News Corp. Class A	1.6
Time Warner, Inc.	1.6
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	1.5
Pfizer, Inc.	1.5
Union Pacific Corp.	1.5

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	11.8
Mortgage-Related Securities	11.5
Corporate	10.1

Five Largest Corporate Fixed-Income Issuers[4]	% of Fund
GMAC	0.8
Ford Motor Credit Co.	0.8
Time Warner, Inc.	0.7
Xerox Corp.	0.7
AT&T Corp.	0.6

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	Foreign stock are U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[5]	Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager may determine a comparable rating, which is included in the portfolio breakdown. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund.

Dodge & Cox Balanced Fund / 4

Portfolio of Investments	December 31, 2005

COMMON STOCKS: 62.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.2%
AUTOMOBILES & COMPONENTS: 0.3%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$82,949,801

CONSUMER DURABLES & APPAREL: 4.1%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,348,200	355,588,116
Sony Corp. ADR(b) (Japan)	10,293,600	419,978,880
Thomson ADR(b) (France)	1,900,000	39,786,000
VF Corp.	1,051,700	58,201,078
Whirlpool Corp.	1,012,200	84,781,872

		958,335,946
CONSUMER SERVICES: 1.6%
McDonald’s Corp.	11,329,850	382,042,542

MEDIA: 5.6%
Comcast Corp. Class A(a)	15,631,716	405,799,347
Discovery Holdings Co. Series A(a)	1,028,920	15,588,138
Interpublic Group of Companies, Inc.(a)	5,196,500	50,146,225
Liberty Media Corp. Series A(a)	10,289,200	80,976,004
News Corp. Class A	24,507,900	381,097,845
Time Warner, Inc.	21,784,600	379,923,424

		1,313,530,983
RETAILING: 1.6%
Dillard’s, Inc. Class A	1,461,500	36,274,430
Federated Department Stores, Inc.	1,724,136	114,361,941
Gap, Inc.	4,352,800	76,783,392
Genuine Parts Co.	3,335,750	146,506,140

		373,925,903

		3,110,785,175
CONSUMER STAPLES: 2.4%
FOOD & STAPLES RETAILING: 1.3%
Wal-Mart Stores, Inc.	6,400,000	299,520,000

FOOD, BEVERAGE & TOBACCO: 1.1%
Unilever NV(b) (Netherlands)	3,890,400	267,075,960

		566,595,960
ENERGY: 5.1%
Amerada Hess Corp.	777,000	98,539,140
Baker Hughes, Inc.	2,984,400	181,391,832
Chevron Corp.	5,336,802	302,970,250
ConocoPhillips	3,366,600	195,868,788
Occidental Petroleum Corp.	1,462,500	116,824,500
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,116,127	201,083,675
Schlumberger, Ltd.	1,050,000	102,007,500

		1,198,685,685
FINANCIALS: 11.8%
BANKS: 2.5%
Golden West Financial Corp.	3,025,700	199,696,200
Wachovia Corp.	5,309,500	280,660,170
Wells Fargo & Co.	1,560,950	98,074,488

		578,430,858

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 3.1%
Capital One Financial Corp.	3,650,500	$315,403,200
CIT Group, Inc.	1,524,400	78,933,432
Citigroup, Inc.	4,480,900	217,458,077
JPMorgan Chase & Co.	3,170,088	125,820,793

		737,615,502
INSURANCE: 4.9%
Aegon NV(b) (Netherlands)	9,863,363	160,970,084
Chubb Corp.	1,784,612	174,267,362
Genworth Financial, Inc. Class A	2,570,000	88,870,600
Loews Corp.	2,241,500	212,606,275
MBIA, Inc.	562,750	33,855,040
Safeco Corp.	1,800,200	101,711,300
St. Paul Travelers Companies, Inc.	6,652,900	297,185,043
UnumProvident Corp.	3,795,400	86,345,350

		1,155,811,054
REAL ESTATE: 1.3%
Equity Office Properties Trust	6,961,400	211,139,262
Equity Residential Properties Trust	2,367,300	92,608,776

		303,748,038

		2,775,605,452
HEALTH CARE: 10.2%
HEALTH CARE EQUIPMENT & SERVICES: 4.9%
Becton, Dickinson & Co.	1,317,900	79,179,432
Cardinal Health, Inc.	6,276,400	431,502,500
HCA, Inc.	5,903,800	298,141,900
Thermo Electron Corp.(a)	3,335,850	100,509,161
WellPoint, Inc.(a)	3,273,000	261,152,670

		1,170,485,663
PHARMACEUTICALS & BIOTECHNOLOGY: 5.3%
Bristol-Myers Squibb Co.	3,539,650	81,341,157
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,400	195,630,192
Pfizer, Inc.	14,886,367	347,150,078
Sanofi-Aventis ADR(b) (France)	6,650,000	291,935,000
Schering-Plough Corp.	8,694,650	181,283,453
Wyeth	3,266,800	150,501,476

		1,247,841,356

		2,418,327,019
INDUSTRIALS: 4.5%
CAPITAL GOODS: 1.3%
AB Volvo ADR(b) (Sweden)	1,029,700	48,478,276
American Power Conversion Corp.	1,875,700	41,265,400
Fluor Corp.	1,840,300	142,181,578
Masco Corp.	2,459,000	74,237,210

		306,162,464
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	1,862,750	78,701,188

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.9%
FedEx Corp.	3,225,250	$333,458,597
Union Pacific Corp.	4,273,700	344,075,587

		677,534,184

		1,062,397,836
INFORMATION TECHNOLOGY: 9.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	2,300,400	57,947,076
Freescale Semiconductor, Inc. Class B(a)	469,693	11,822,173

		69,769,249
SOFTWARE & SERVICES: 2.5%
BMC Software, Inc.(a)	4,525,100	92,719,299
Computer Sciences Corp.(a)	3,916,400	198,326,496
Compuware Corp.(a)	6,938,700	62,240,139
Electronic Data Systems Corp.	10,083,700	242,412,148

		595,698,082
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.4%
Avaya, Inc.(a)	9,488,250	101,239,627
Hewlett-Packard Co.	20,651,431	591,250,470
Hitachi, Ltd. ADR(b) (Japan)	1,090,000	73,466,000
Lexmark International, Inc.(a)	69,500	3,115,685
Motorola, Inc.	10,500,600	237,208,554
NCR Corp.(a)	2,231,850	75,748,989
Sun Microsystems, Inc.(a)	40,000,000	167,600,000
Xerox Corp.(a)	18,304,050	268,154,332

		1,517,783,657

		2,183,250,988
MATERIALS: 4.5%
Akzo Nobel NV ADR(b) (Netherlands)	4,717,551	217,384,750
Alcoa, Inc.	2,275,650	67,290,971
Dow Chemical Co.	6,670,259	292,290,749
Engelhard Corp.	2,354,500	70,988,175
International Paper Co.	2,372,900	79,753,169
Lubrizol Corp.	59,700	2,592,771
Nova Chemicals Corp.(b) (Canada)	1,442,870	48,191,858
Rio Tinto PLC ADR(b) (United Kingdom)	849,900	155,353,221
Rohm and Haas Co.	2,802,800	135,711,576

		1,069,557,240
TELECOMMUNICATION SERVICES: 0.6%
Vodafone Group PLC ADR(b) (United Kingdom)	6,800,400	146,004,588

		146,004,588
UTILITIES: 1.1%
Duke Energy Corp.	6,762,300	185,625,135
FirstEnergy Corp.	1,300,100	63,691,899

		249,317,034

TOTAL COMMON STOCKS (Cost $10,613,370,903)		14,780,526,977

FIXED-INCOME SECURITIES: 33.4%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 11.8%
U.S. TREASURY: 10.9%
U.S. Treasury Notes
1.875%, 1/31/06	$225,000,000	$224,648,550
2.25%, 4/30/06	100,000,000	99,347,700
2.375%, 8/31/06	250,000,000	246,679,750
3.50%, 11/15/06	58,500,000	58,040,658
2.875%, 11/30/06	350,000,000	345,146,550
3.125%, 1/31/07	400,000,000	394,406,400
3.375%, 2/15/08	200,000,000	195,882,800
3.75%, 5/15/08	350,000,000	345,023,350
3.625%, 7/15/09	375,000,000	365,830,125
3.375%, 9/15/09	300,000,000	289,980,600

		2,564,986,483
GOVERNMENT AGENCY: 0.9%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75% , 11/15/14	4,535,762	5,091,710
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	3,074,558	3,192,365
Series 97-20F, 7.20%, 6/1/17	5,046,977	5,302,141
Series 97-20I, 6.90%, 9/1/17	6,750,916	7,047,486
Series 98-20D, 6.15%, 4/1/18	8,559,218	8,816,549
Series 98-20I, 6.00%, 9/1/18	4,263,660	4,383,787
Series 99-20F, 6.80%, 6/1/19	5,871,015	6,192,922
Series 00-20D, 7.47%, 4/1/20	15,894,338	17,001,333
Series 00-20E, 8.03%, 5/1/20	6,745,259	7,372,574
Series 00-20G, 7.39%, 7/1/20	11,770,441	12,588,153
Series 00-20I, 7.21%, 9/1/20	6,770,865	7,259,512
Series 01-20E, 6.34%, 5/1/21	15,058,676	15,816,113
Series 01-20G, 6.625%, 7/1/21	12,339,216	13,108,436
Series 03-20J, 4.92%, 10/1/23	23,342,865	23,229,564
Series 05-20F, 4.57%, 6/1/25	47,506,642	46,047,680
Series 05-20K, 5.36%, 11/1/25	38,326,000	38,898,276

		221,348,601

		2,786,335,084
MORTGAGE-RELATED SECURITIES: 11.5%
FEDERAL AGENCY CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Trust-1995 1A 1, 7.211%, 2/15/25	1,604,565	1,681,500
Trust 1995-2C 3A, 8.793%, 6/15/25	938,263	1,018,512
Fannie Mae
Trust 1992-4H, 7.50%, 2/25/07	531,921	536,055
SMBS I-1, 6.50%, 4/1/09	66,972	67,588
Trust 2003-37 HA, 5.00%, 7/25/13	50,577,645	50,504,758
Trust (GN) 1994-13J, 7.00%, 6/17/22	1,329,686	1,335,284
Trust 1993-207 G, 6.15%, 4/25/23	5,788,731	5,837,244
Trust 2002-73 PM, 5.00%, 12/25/26	38,326,123	38,231,868
Trust 2002-33 A1, 7.00%, 6/25/32	7,734,715	8,080,356
Trust 2001-T7 A1, 7.50%, 2/25/41	7,592,663	7,921,722
Trust 2001-T8 A1, 7.50%, 7/25/41	8,109,819	8,486,885
Trust 2001-W3 A, 7.00%, 9/25/41	3,213,510	3,310,792
Trust 2002-W6 2A1, 7.00%, 6/25/42	7,696,160	7,989,571

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 6

Portfolio of Investments	December 31, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Trust 2002-W8 A2, 7.00%, 6/25/42	$8,686,588	$8,995,960
Trust 2003-W2 1A1, 6.50%, 7/25/42	16,841,564	17,285,833
Trust 2003-W2 1A2, 7.00%, 7/25/42	6,777,124	6,984,984
Trust 2003-W4 4A, 7.50%, 10/25/42	9,895,305	10,358,340
Trust 2004-T1 1A2, 6.50%, 1/25/44	14,289,684	14,723,876
Trust 2004-W2 5A, 7.50%, 3/25/44	38,848,793	40,961,763
Trust 2005-W4 1A2, 6.50%, 8/25/45	47,402,381	48,657,596
Freddie Mac
Series 1236 H, 7.25%, 4/15/07	721,346	728,973
Series 1512 I, 6.50%, 5/15/08	2,093,402	2,110,381
Series 1539 PL, 6.50%, 5/15/08	1,085,872	1,090,816
Series 2547 HA, 5.00%, 8/15/12	5,200,909	5,193,098
Series 2100 GS, 6.50%, 12/15/13	12,517,853	12,898,412
Series 2430 UC, 6.00%, 9/15/16	21,873,200	22,227,305
Series 1078 GZ, 6.50%, 5/15/21	1,626,126	1,657,366
Series (GN) 16 PK, 7.00%, 8/25/23	18,311,831	18,841,845
Series 2550 QP, 5.00%, 3/15/26	25,027,492	24,962,123
Series T-051 1A, 6.50%, 9/25/43	843,257	862,231

		373,543,037
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 9.9%
Fannie Mae, 10 Year
6.00%, 1/1/12 - 10/1/14	46,292,899	47,249,018
Fannie Mae, 15 Year
5.50%, 1/1/14 - 12/1/19	343,640,653	346,353,291
6.00%, 12/1/13 - 7/1/20	705,469,013	720,907,620
6.50%, 1/1/13 - 2/1/19	258,344,208	265,729,028
7.00%, 12/1/07 - 11/1/18	30,942,282	32,126,870
7.50%, 9/1/15 - 8/1/17	87,163,324	91,659,909
Fannie Mae, 20 Year
6.50%, 1/1/22	12,801,728	13,135,284
Fannie Mae, 30 Year
6.50%, 12/1/32	270,099,007	277,641,686
7.50%, 9/1/07 - 7/1/19	451,558	459,420
8.00%, 1/1/09	153,565	157,364
Fannie Mae Multifamily DUS
Pool 555728, 4.019%, 8/1/13	431,222	407,076
Pool 555162, 4.835%, 1/1/13	17,894,709	17,715,430
Pool 555316, 4.874%, 2/1/13	6,416,145	6,366,545
Pool 760762, 4.89%, 4/1/12	16,115,000	16,013,392
Pool 555148, 4.963%, 1/1/13	5,420,008	5,402,639
Pool 555806, 5.105%, 10/1/13	3,965,099	3,983,375
Pool 461628, 5.32%, 4/1/14	10,714,844	10,887,013
Pool 545316, 5.636%, 12/1/11	5,229,508	5,369,618
Pool 323350, 5.65%, 11/1/08	2,041,047	2,061,851
Pool 545387, 5.862%, 1/1/12	9,523,604	9,883,112
Pool 545258, 5.936%, 11/1/11	1,328,602	1,381,289
Pool 380735, 5.965%, 10/1/08	20,541,391	20,882,093
Pool 323492, 5.988%, 1/1/09	5,987,613	6,103,175
Pool 545685, 6.017%, 4/1/12	30,687,974	31,997,466
Freddie Mac, 30 Year
7.25%, 1/1/08	357	360
8.00%, 2/1/08 - 11/1/10	296,939	302,767

	PAR VALUE	VALUE
Freddie Mac, 30 Year (continued)
8.25%, 2/1/17	$27,068	$27,629
8.75%, 5/1/10	49,992	52,152
Freddie Mac Gold, 15 Year
5.50%, 8/1/14 - 1/1/17	46,838,371	47,196,364
6.00%, 10/1/13 - 10/1/18	222,328,960	226,896,856
6.50%, 7/1/14 - 9/1/18	105,204,116	107,953,948
7.00%, 5/1/08 - 4/1/15	4,898,051	5,011,625
7.75%, 7/25/21	1,664,135	1,758,122
Freddie Mac Gold, 30 Year
7.47%, 3/17/23	553,411	581,897
8.50%, 1/1/23	254,591	265,948
Ginnie Mae, 30 Year
7.50%, 1/15/08 - 10/15/25	7,479,202	7,838,994
7.97%, 4/15/20 - 1/15/21	3,205,190	3,409,364

		2,335,169,590
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp.
7.70%, 12/25/24	5,826,562	6,058,908

		2,714,771,535
CORPORATE: 10.1%
FINANCIALS: 1.9%
BankAmerica Capital II(c)
8.00%, 12/15/26, callable 2006	17,355,000	18,432,555
BankAmerica Capital Trust VI(c)
5.625%, 3/8/35	10,000,000	9,865,060
Boston Properties, Inc.
6.25%, 1/15/13	44,290,000	46,462,469
5.625%, 4/15/15	29,500,000	29,813,526
5.00%, 6/1/15	2,890,000	2,783,269
Citicorp Capital Trust I(c)
7.933%, 2/15/27, callable 2007	12,540,000	13,379,014
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	5,123,742
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	10,000,000	11,044,800
7.00%, 7/15/11	29,675,000	31,762,428
6.75%, 2/15/12	19,933,000	21,153,577
5.875%, 1/15/13	41,205,000	41,891,722
4.75%, 3/15/14	15,000,000	14,174,850
JPMorgan Chase (Bank One) 6.50%, 2/1/06	12,275,000	12,291,313
JPMorgan Chase Capital III (Bank One)(c) 8.75%, 9/1/30	23,760,000	31,936,315
Safeco Corp.
4.875%, 2/1/10	15,131,000	15,019,621
7.25%, 9/1/12	13,672,000	15,240,958
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	19,885,000	22,081,537
5.00%, 3/15/13	10,250,000	10,081,551
UnumProvident Corp.
7.625%, 3/1/11	29,875,000	32,220,397
6.85%, 11/15/15(d)	10,200,000	10,624,606

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
UnumProvident Corp. (continued)
7.19%, 2/1/28	$8,500,000	$8,401,221
6.75%, 12/15/28	23,830,000	23,350,064
7.375%, 6/15/32	13,665,000	14,335,268
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	7,520,000	7,758,407

		449,228,270
INDUSTRIALS: 7.8%
Amerada Hess Corp. 7.875%, 10/1/29	26,780,000	32,427,447
AT&T Corp.
9.05%, 11/15/11	27,972,000	30,960,109
9.75%, 11/15/31	97,500,000	122,472,090
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,850,872
6.375%, 10/15/11	17,820,000	18,894,920
7.65%, 3/1/23	9,745,000	11,426,665
7.875%, 5/15/27	12,157,000	14,873,798
8.30%, 1/15/33	9,050,000	11,473,970
Comcast Corp.
5.30%, 1/15/14	63,050,000	61,855,076
5.85%, 11/15/15	26,500,000	26,842,406
Cox Communications, Inc.
5.45%, 12/15/14	69,530,000	67,847,583
5.50%, 10/1/15	15,265,000	14,816,011
Dillard’s, Inc.
7.375%, 6/1/06	25,275,000	25,432,969
6.30%, 2/15/08	6,000,000	6,015,000
7.85%, 10/1/12	14,000,000	14,560,000
7.13%, 8/1/18	4,956,000	4,757,760
7.875%, 1/1/23	6,860,000	6,722,800
7.00%, 12/1/28	10,983,000	10,186,733
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,712,251
6.00%, 10/1/12	5,800,000	6,095,667
7.375%, 11/1/29	30,170,000	36,349,450
Electronic Data Systems Corp. 6.50%, 8/1/13	44,885,000	46,128,898
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,616,620
7.45%, 10/15/16	9,300,000	10,412,745
7.875%, 3/1/30	13,815,000	16,475,548
6.90%, 1/15/32	54,484,000	58,492,551
8.125%, 8/15/35, callable 2015	12,825,000	14,183,232
7.875%, 8/15/36, callable 2016	10,440,000	11,478,435
Ford Motor Credit Co.
7.375%, 2/1/11	82,755,000	72,536,247
7.25%, 10/25/11	142,415,000	123,026,052
GMAC
6.125%, 1/22/08	5,465,000	5,004,459
5.125%, 5/9/08	9,065,000	8,069,971
7.75%, 1/19/10	35,100,000	32,779,434
6.875%, 9/15/11	170,470,000	155,459,264

	PAR VALUE	VALUE
HCA, Inc.
8.75%, 9/1/10	$27,750,000	$30,691,417
7.875%, 2/1/11	23,798,000	25,586,586
6.95%, 5/1/12	14,090,000	14,614,768
6.30%, 10/1/12	4,750,000	4,773,717
6.25%, 2/15/13	34,250,000	34,274,352
6.75%, 7/15/13	22,400,000	23,096,326
5.75%, 3/15/14	9,285,000	9,003,683
Health Net, Inc. 9.875%, 4/15/11	50,170,000	58,362,811
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,381,377
International Paper Co. 5.25%, 4/1/16	24,500,000	23,286,735
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	22,039,475
7.75%, 5/1/26	8,500,000	10,620,096
8.50%, 12/1/29	7,000,000	9,540,776
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,977,048
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	92,450,000	102,956,850
7.70%, 5/1/32	47,530,000	53,455,042
Wyeth
5.50%, 3/15/13	24,500,000	24,837,316
5.50%, 2/1/14	63,950,000	64,778,344
Wyeth (American Home Products) 6.95%, 3/15/11	7,950,000	8,576,166
Xerox Corp.
7.125%, 6/15/10	13,800,000	14,369,250
6.875%, 8/15/11	125,880,000	130,285,800
7.20%, 4/1/16	10,000,000	10,500,000

		1,851,244,968
TRANSPORTATION: 0.4%
Burlington Northern Santa Fe Railway 4.967%, 4/1/23	12,065,000	12,026,633
Consolidated Rail Corp.
6.76%, 5/25/15, callable 2005	4,173,701	4,399,457
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,305,426
FedEx Corp. 6.72%, 1/15/22	5,769,389	6,301,384
Norfolk Southern Corp. 9.75%, 6/15/20	7,389,000	10,347,231
Union Pacific Corp. 6.33%, 1/2/20	39,275,930	41,357,161

		81,737,292

		2,382,210,530

TOTAL FIXED-INCOME SECURITIES (Cost $7,889,508,349)		7,883,317,149

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 8

Portfolio of Investments	December 31, 2005

	PAR VALUE	VALUE
SHORT-TERM INVESTMENTS: 5.0%
SSgA Prime Money Market Fund	$120,044,816	$120,044,816
State Street Repurchase Agreement 3.10%, 1/3/06, maturity value $574,260,733 (collateralized by U.S. Treasury Securities, value $585,547,500, 4.125%, 8/15/08)	574,063,000	574,063,000
U.S. Treasury Bills
1/19/06	100,000,000	99,823,750
2/9/06	100,000,000	99,610,813
3/2/06	150,000,000	149,039,375
4/13/06	150,000,000	148,319,125

TOTAL SHORT-TERM INVESTMENTS (Cost $1,190,900,879)		1,190,900,879

TOTAL INVESTMENTS (Cost $19,693,780,131)	101.0%	23,854,745,005
OTHER ASSETS LESS LIABILITIES	(1.0%)	(243,627,111)

TOTAL NET ASSETS	100.0%	$23,611,117,894

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, all such securities in total represented $43,336,857 or 0.2% of total net assets.
(e)	Rounds to 0.0%
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2005
Assets:
Investments, at value (cost $19,693,780,131)	$23,854,745,005
Receivable for investments sold	205,049,689
Receivable for paydowns on mortgage-backed securities	33,063
Receivable for Fund shares sold	23,072,295
Dividends and interest receivable	101,553,972
Prepaid expenses and other assets	126,851

24,184,580,875

Liabilities:
Payable for investments purchased	220,511,491
Payable for Fund shares redeemed	341,444,901
Management fees payable	10,164,903
Accrued expenses	1,341,686

573,462,981

Net Assets	$23,611,117,894

Net Assets Consist of:
Paid in capital	$19,424,683,266
Undistributed net investment income	1,855,600
Undistributed net realized gain on investments	23,614,154
Net unrealized appreciation on investments	4,160,964,874

$23,611,117,894

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	290,287,176
Net asset value per share	$81.34

Statement of Operations

Year Ended December 31, 2005
Investment Income:
Dividends (net of foreign taxes of $5,302,861)	$231,810,845
Interest	372,042,028

603,852,873

Expenses:
Management fees	112,502,736
Custody and fund accounting fees	372,583
Transfer agent fees	4,223,777
Professional services	96,705
Shareholder reports	1,515,785
Registration fees	400,956
Trustees’ fees	118,625
Miscellaneous	166,409

119,397,576

Net Investment Income	484,455,297

Realized and Unrealized Gain on Investments:
Net realized gain	380,394,201
Net change in unrealized appreciation	614,634,805

Net realized and unrealized gain	995,029,006

Net Increase in Net Assets from Operations	$1,479,484,303

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$484,455,297	$335,315,614
Net realized gain	380,394,201	481,678,527
Net change in unrealized appreciation	614,634,805	1,431,190,315

Net increase in net assets from operations	1,479,484,303	2,248,184,456

Distributions to Shareholders from:
Net investment income	(521,701,708)	(375,772,802)
Net realized gain	(378,288,293)	(421,379,430)

Total distributions	(899,990,001)	(797,152,232)

Fund Share Transactions
Proceeds from sale of shares	4,371,007,401	7,695,755,433
Reinvestment of distributions	863,011,478	764,041,016
Cost of shares redeemed	(2,943,041,611)	(2,365,810,731)

Net increase from Fund share transactions	2,290,977,268	6,093,985,718

Total increase in net assets	2,870,471,570	7,545,017,942

Net Assets:
Beginning of year	20,740,646,324	13,195,628,382

End of year (including undistributed net investment income of $1,855,600 and $2,707,898, respectively)	$23,611,117,894	$20,740,646,324

Share Information:
Shares sold	54,872,290	102,173,318
Distributions reinvested	10,731,145	9,851,544
Shares redeemed	(36,701,989)	(31,310,833)

Net increase in shares outstanding	28,901,446	80,714,029

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 10

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the

Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the

11 / Dodge & Cox Balanced Fund

Notes to Financial Statements (continued)

purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatment of net short-term realized gain and paydown loss. At December 31, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($1.866 per share)	$528,868,924
Long-term capital gain ($1.294 per share)	371,121,077

Total distributions ($3.160 per share)	$899,990,001

At December 31, 2005, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,334,573,066
Unrealized depreciation	(173,608,192)

Net unrealized appreciation	4,160,964,874
Undistributed ordinary income	1,855,600
Undistributed long-term capital gain	23,614,154

Note 4 — Purchase and Sales of Investments

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,909,742,779 and $2,047,388,942, respectively. For the year ended December 31, 2005, purchases and sales of U.S. government securities aggregated $4,266,223,442 and $3,373,718,117, respectively.

Dodge & Cox Balanced Fund / 12

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$79.35	$73.04	$60.75	$65.42	$63.42

Income from investment operations:
Net investment income	1.84	1.60	1.66	1.89	2.12
Net realized and unrealized gain (loss)	3.31	7.99	12.96	(3.80)	4.07

Total from investment operations	5.15	9.59	14.62	(1.91)	6.19

Distributions to shareholders from:
Net investment income	(1.84)	(1.60)	(1.66)	(1.88)	(2.14)
Net realized gain	(1.32)	(1.68)	(0.67)	(0.88)	(2.05)

Total distributions	(3.16)	(3.28)	(2.33)	(2.76)	(4.19)

Net asset value, end of year	$81.34	$79.35	$73.04	$60.75	$65.42

Total return	6.59%	13.31%	24.44%	(2.94)%	10.06%
Ratios/supplemental data:
Net assets, end of year (millions)	$23,611	$20,741	$13,196	$7,885	$6,040
Ratio of expenses to average net assets	0.53%	0.54%	0.54%	0.53%	0.53%
Ratio of net investment income to average net assets	2.15%	1.97%	2.40%	3.05%	3.28%
Portfolio turnover rate	18%	18%	19%	25%	21%

13 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2006

Dodge & Cox Balanced Fund / 14

Special 2005 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $223,706,681 of its distributions paid to shareholders in 2005 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 31% of its ordinary dividends (including short-term gains) paid to shareholders in 2005 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Shareholder Meeting Results (unaudited)

On December 2, 2005, a joint special meeting of shareholders of the Dodge & Cox Funds was held at which the nine Trustees and nominees identified below were elected. The following is a report of the total votes cast by the Funds’ shareholders:

PROPOSAL: Election of Trustees

	FOR	WITHHELD	TOTAL
Trustees:
1. William F. Ausfahl	1,184,162,195	11,475,032	1,195,637,227
2. L. Dale Crandall	1,186,779,006	8,858,221	1,195,637,227
3. Dana M. Emery	1,186,497,036	9,140,191	1,195,637,227
4. John A. Gunn	1,186,448,522	9,188,705	1,195,637,227
5. Harry R. Hagey	1,186,227,617	9,409,610	1,195,637,227
6. Thomas A. Larsen	1,159,731,462	35,905,765	1,195,637,227
7. Will C. Wood	1,187,752,504	7,884,723	1,195,637,227

Nominees:
8. Kenneth E. Olivier	1,158,621,330	37,015,897	1,195,637,227
9. John B. Taylor	1,187,597,104	8,040,123	1,195,637,227

Board Approval of Funds’ Investment Management Agreements and Management Fees (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the

“Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2005, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2006. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

Information Received

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, “blue sky” administrator, transfer agent and fund accountant), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Agreements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 1, 2005 to

15 / Dodge & Cox Balanced Fund

discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

Nature, Quality, and Extent of the Services

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Strategy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

Investment Performance

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. While not dispositive in the determination, performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-Fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

Costs and Ancillary Benefits

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox—which included a centralized focus on investment management operations, outsourcing of non-advisory support services to unaffiliated third-party service providers, avoiding the practice of charging front-end sales commissions or distribution fees, having Dodge & Cox pay for distribution-related costs and reimbursements to third-party retirement plan administrators, receiving numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee, and achieving relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and that there are reasonable justifications for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services it receives (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge

Dodge & Cox Balanced Fund / 16

& Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds, and they concluded that these benefits are reasonable in light of Dodge & Cox’s well established stand-alone separate account business. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are increasing. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

The Benefit of Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), such as management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies involved with Dodge & Cox’s investment management process and with avoiding distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative, and compliance services to the Funds have increased. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflect economies of scale.

Conclusion

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long-term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

Fund Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit www.dodgeandcox.com or the SEC’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is also available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

17 / Dodge & Cox Balanced Fund

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Dodge & Cox Balanced Fund / 18

Dodge & Cox Funds—Executive Officer & Trustee Information

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (64)	Chairman and Trustee (Trustee since 1975)	Chairman and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (62)	President and Trustee (Trustee since 1985)	Chief Executive Officer (since December, 2005), Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed-Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (44)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since December, 2005) and Director of Dodge & Cox, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC and FISC	—
Kenneth E. Olivier (53)	Vice President and Trustee (Trustee since 2005)	President (since December, 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
A. Horton Shapiro (66)	Executive Vice President (Since 1998)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager	—
Katherine Herrick Drake (51)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (46)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (39)	Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (52)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (37)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (65)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (64)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (56)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (66)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

Income Fund

Established 1989

17th Annual Report

December 31, 2005

2005

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  December 31, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/05 IF AR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of 2.0% in 2005, compared to a 2.4% return for the Lehman Brothers Aggregate Bond Index (LBAG). The table on page three shows the Fund’s longer-term results compared to the LBAG. At year end, the Fund’s net assets were $9.6 billion with a cash weighting of 2.9%.

The Fund and the U.S. bond market produced modest results in 2005 as price declines associated with generally rising interest rates reduced total returns. Similar to last year, the yield increases were most dramatic among short and intermediate-maturity securities, leaving the yield curve essentially flat (short-term and long-term U.S. Treasuries offering comparable yields) at year end. We are cautious about the outlook for longer-term bonds (10+ years to maturity)—U.S. Treasuries particularly—which have made an outsized contribution to fixed-income returns the past two years. Nevertheless, we believe the total return prospects for the Fund, while still modest, are more attractive than they have been in several years. The Fund’s yield-to-maturity was 5.32% at year end, considerably higher than at year end 2004 (4.14%) and year end 2003 (3.63%). Income and its reinvestment are the predominant contributors to long-term fixed-income returns; as such, a higher starting Fund yield should not only contribute significantly to the Fund’s return in the future, but would offset somewhat the negative price impact if long-term rates rise.

Economic and Market Commentary

Despite the effects of Hurricanes Katrina and Rita and significantly higher energy prices, the U.S. economy generated solid economic growth in 2005 as U.S. real GDP rose approximately 3.5%. The economy is in its fifth year of economic expansion, and GDP growth has been greater than 3% year-over-year for ten consecutive quarters. Additionally, the labor market remained strong: over two million jobs were created, the unemployment rate declined to 4.9%, and the pace of hiring appears to have recovered from the effects of the hurricanes. Moreover, the manufacturing and service sectors are solid, consumer optimism has risen, and corporate earnings and cash flow are robust.

Inflation, measured on a year-over-year basis, rose from 3.3% to 3.4% in 2005, though it surged to 4.7% in September due to record-high energy prices. Core inflation (ex-food and energy) was unchanged at 2.2%. The Federal Reserve increased the Federal Funds rate eight times in 2005 (in 0.25% increments) to 4.25% in their efforts to re-establish a “neutral” rate that is neither overly stimulative nor restrictive. Recent Fed meeting minutes seem to indicate that they believe they are approaching that level.

Corporate profitability was strong in 2005, amid healthy corporate balance sheets and a solid economy. Despite these factors, corporate bond investors were not rewarded with strong relative performance. Corporate bond returns lagged as automobile sector weakness, individual company credit “events” and generally full valuations created conditions for underperformance. The initial catalyst for weak performance was the auto industry, as Ford and General Motors (GM) reported deteriorating sales beginning in early 2005, and their credit ratings were downgraded accordingly. By year end, the rating downgrades of both GM’s auto/mortgage financing subsidiary (GMAC) and Ford’s auto financing subsidiary (FMCC) resulted in these issuers exiting the investment grade-only Lehman Aggregate Index. GMAC securities recovered substantially in the second half of 2005 after GM announced that it is exploring the possible sale of a controlling interest in GMAC to a higher-rated strategic partner—such a move may restore GMAC’s investment grade rating. Other factors contributing to the Corporate sector’s subdued performance were fears of bondholder-unfriendly activities (e.g., leveraged stock buybacks, leveraged buyout risk) and concerns over potentially slowing economic growth given higher energy prices and a slowing housing market.

Mortgage-backed securities (MBS) performed generally in line with comparable short-to-intermediate-term Treasuries for the year, although they have underperformed since August as the rise in interest rates during that period spurred concern over poor relative price performance for MBS as prepayments slow.

2005 Performance Review

The Fund’s FMCC and GMAC holdings were the major source of relative underperformance: the Fund’s largest FMCC and GMAC investments returned -12.7% and -4.3%, respectively. Together these two issuers comprised 4.8% of the Fund at year end, up from 4.2% at the end of 2004. The Fund’s Time Warner holdings also performed poorly. Conversely, the Fund’s investments in bonds issued by UnumProvident, AT&T, Cigna, Federated (May Department Stores) and HCA fared well, as did the Fund’s MBS holdings. Finally, the Fund’s shorter-than-benchmark effective duration1 enhanced relative returns in 2005.

1 / Dodge & Cox Income Fund

Fund Strategy and Outlook

The recent performance from the bond market has been quite modest, as the LBAG has had an annualized total return of 3.38% over the past two years. This has not been surprising, given the low yields that existed two years ago when, for example, the two-year and five-year Treasuries yielded 1.82% and 3.25%, respectively. Modest as this recent performance has been, it would have been worse if not for the strong—and unexpected—performance of the 10+ year sector. This sector has returned 6.73% (twice the return of the LBAG) over the last two years. While this sector is not large—approximately 12% of the LBAG—it has certainly had an outsized impact on recent bond market performance.

As inflation, economic growth, the Fed Funds rate, and short and intermediate-term yields have increased over the past two years, many investors—including ourselves—have been surprised by the resiliency of longer-term interest rates and the strong relative performance of longer-maturity bonds. While the explanations cited for this resiliency are numerous (e.g., global savings glut, repatriation of foreign trade surpluses, expectations for continued low inflation) the results are incontrovertible: first, there is a diminished risk premium embedded in longer-term interest rates, and second, “real” yields remain low by historical standards. A look at today’s flat yield curve illustrates the absence of the risk premium typically accorded longer-term bonds relative to short-term ones, particularly as we are not faced with an obviously deteriorating economy or falling inflation. In addition, there is a much smaller safety cushion relative to inflation for longer-term bonds than historically has been the case: the gap between ten-year U.S. Treasury yields and core inflation was 2.2% at year end, while the average for the last twenty years has been 3.3%.

The risk premium of longer-term bonds compensates the investor for heightened price sensitivity to changes in inflation expectations and real yields—and accordingly, greater potential return volatility—than shorter-maturity securities. As we have discussed in previous letters, we are uncomfortable with the diminished risk premium of longer-maturity securities, and have underweighted this sector. Moreover, all of the longer-maturity securities in the Fund are Corporate bonds with yield premiums (i.e., extra income) that should offset somewhat the negative price movement associated with rising rates. The Fund currently holds no U.S. Treasuries with maturities greater than four years, and has an overall duration of 3.5 years, shorter than the LBAG’s 4.6 years.

Our team works together to uncover new opportunities and actively monitor existing positions and strategy. Recently, we added to the Fund’s MBS holdings through the purchase of seasoned, thirty-year, Agency-backed mortgage pools at attractive valuations. Within the Corporate sector, the Fund’s FMCC and GMAC holdings are likely to remain volatile for the foreseeable future; nonetheless, they offer attractive yields (over 10% for FMCC and almost 9% for GMAC) and strong total return potential if their automotive parents can turn around their performance or if the finance units can be separated and appraised on a stand-alone basis. As always, we seek opportunities in the MBS and Corporate sectors in our efforts to add to the portfolio’s yield and total return potential without incurring undue, or uncompensated, risks.

In Closing

We welcome back John Taylor as an Independent Trustee of the Dodge & Cox Funds. Mr. Taylor was elected Trustee at the Special Meeting of Shareholders on December 2nd and previously served on the Board from January 1998 until March 2001, prior to his 2001 appointment as Under Secretary of the U.S. Treasury for International Affairs.

We are also pleased to announce that on December 31st, John Gunn became Chief Executive Officer of Dodge & Cox. Harry Hagey, the firm’s Chairman and Chief Executive Officer since 1992, will continue to serve as Chairman of the Board and as a member of the Investment Policy Committee until his retirement at the end of 2006. Also on December 31st, longstanding Dodge & Cox employees Ken Olivier and Dana Emery were named the firm’s President and Executive Vice President respectively.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

February 16, 2006

[1]	Duration is a measure of price sensitivity to changes in interest rates.

Dodge & Cox Income Fund / 2

Growth of $10,000 Over 10 Years

For an investment made on December 31, 1995

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

Average Annual Total Return

for periods ended December 31, 2005

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	1.98%	6.48%	6.35%
Lehman Brothers Aggregate Bond Index (LBAG)	2.43	5.87	6.16

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,003.20	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.55
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Income Fund

Fund Information	December 31, 2005

General Information

Net Asset Value Per Share	$12.54
Total Net Assets (millions)	$9,610
30-Day SEC Yield[1]	4.89%
2005 Expense Ratio	0.44%
2005 Portfolio Turnover	24%
Fund Inception	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years, and by the Investment Policy Committee (for certain fixed-income decisions), whose twelve members’ average tenure at Dodge & Cox is 22 years.

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	317	6,434
Average Maturity (years)	5.4	7.1
Effective Duration (years)	3.5	4.6

Five Largest Corporate Issuers[3]	% of Fund
GMAC	2.4
Ford Motor Credit Co.	2.4
HCA, Inc.	1.9
AT&T Corp.	1.9
Time Warner, Inc.	1.9

Credit Quality	Fund[4]	LBAG[5]
U.S. Government & Government Agencies	67.2%	71.3%
Aaa	0.7	7.3
Aa	1.1	4.7
A	3.9	8.9
Baa	14.1	7.8
Ba	9.2	0.0
B	0.9	0.0
Cash Equivalents	2.9	0.0

Average Quality	Aa	AA+

Asset Allocation

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	33.9%	36.4%
Mortgage-Related Securities	33.5	34.9
Asset-Backed Securities/CMBS[2]	0.1	5.3
Corporate	29.6	19.5
Non-Corporate Yankee	0.0	3.9
Cash Equivalents	2.9	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	8.7%	0.0%
1-5	62.4	42.7
5-10	19.4	44.8
10-15	1.5	3.4
15-20	0.2	2.7
20-25	3.6	3.5
25 and Over	4.2	2.9

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
[3]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[4]	Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager may determine a comparable rating, which is included in the portfolio breakdown. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund.
[5]	Credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s, and Fitch ratings.

Dodge & Cox Income Fund / 4

Portfolio of Investments	December 31, 2005

FIXED-INCOME SECURITIES: 97.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 33.9%
U.S. TREASURY: 31.5%
U.S. Treasury Notes
1.625%, 2/28/06	$75,000,000	$74,718,750
4.625%, 5/15/06	450,000,000	450,457,200
6.625%, 5/15/07	415,000,000	427,060,730
3.00%, 11/15/07	475,000,000	463,162,050
3.125%, 10/15/08	125,000,000	120,913,125
3.25%, 1/15/09	400,000,000	387,296,800
3.625%, 7/15/09	435,000,000	424,362,945
3.375%, 9/15/09	275,000,000	265,815,550
3.50%, 11/15/09	425,000,000	411,901,500

		3,025,688,650
GOVERNMENT AGENCY: 2.4%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	613,383	645,631
Series 92-20B, 8.10%, 2/1/12	455,011	477,352
Series 92-20C, 8.20%, 3/1/12	1,149,210	1,208,434
Series 92-20D, 8.20%, 4/1/12	713,256	750,774
Series 92-20G, 7.60%, 7/1/12	1,754,955	1,830,128
Series 92-20H, 7.40%, 8/1/12	971,123	1,010,658
Series 92-20I, 7.05%, 9/1/12	1,255,924	1,301,260
Series 92-20J, 7.00%, 10/1/12	1,687,003	1,747,636
Series 92-20K, 7.55%, 11/1/12	1,874,751	1,959,715
Series 92-20L, 7.45%, 12/1/12	924,038	965,157
Series 93-20B, 7.00%, 2/1/13	1,287,923	1,334,003
Series 93-20C, 6.50%, 3/1/13	3,999,528	4,112,180
Series 93-20D, 6.75%, 4/1/13	1,513,685	1,563,295
Series 93-20E, 6.55%, 5/1/13	4,768,880	4,911,159
Series 93-20F, 6.65%, 6/1/13	1,789,975	1,847,260
Series 93-20L, 6.30%, 12/1/13	2,939,753	3,017,136
Series 94-20L, 6.50%, 1/1/14	3,457,202	3,556,355
Series 94-20D, 7.70%, 4/1/14	1,026,179	1,069,621
Series 94-20E, 7.75%, 5/1/14	2,648,196	2,785,399
Series 94-20F, 7.60%, 6/1/14	1,782,558	1,871,653
Series 94-20G, 8.00%, 7/1/14	1,201,397	1,266,092
Series 94-20H, 7.95%, 8/1/14	1,314,322	1,385,067
Series 94-20I, 7.85%, 9/1/14	1,708,759	1,799,255
Series 94-20K, 8.65%, 11/1/14	1,173,320	1,252,454
Series 94-20L, 8.40%, 12/1/14	1,150,187	1,224,183
Series 95-20A, 8.50%, 1/1/15	580,989	617,319
Series 95-20C, 8.10%, 3/1/15	1,056,457	1,117,668
Series 97-20E, 7.30%, 5/1/17	1,993,005	2,096,127
Series 97-20J, 6.55%, 10/1/17	2,630,255	2,727,886
Series 98-20C, 6.35%, 3/1/18	10,986,782	11,364,940
Series 98-20H, 6.15%, 8/1/18	3,987,668	4,114,322
Series 98-20L, 5.80%, 12/1/18	2,199,427	2,251,477
Series 99-20C, 6.30%, 3/1/19	2,686,863	2,790,724
Series 99-20G, 7.00%, 7/1/19	6,783,634	7,177,318
Series 99-20I, 7.30%, 9/1/19	2,197,882	2,346,929
Series 01-20G, 6.625%, 7/1/21	14,537,248	15,443,492
Series 01-20L, 5.78%, 12/1/21	33,598,644	34,667,286
Series 02-20L, 5.10%, 12/1/22	7,988,388	8,022,949
Series 04-20L, 4.87%, 12/1/24	8,767,161	8,676,168
Series 05-20B, 4.625%, 2/1/25	11,721,261	11,424,656
Series 05-20C, 4.95%, 3/1/25	7,876,892	7,844,707

	PAR VALUE	VALUE
Small Business Administration (504) (continued)
Series 05-20E, 4.84%, 5/1/25	$22,579,964	$22,278,252
Series 05-20G, 4.75%, 7/1/25	19,975,000	19,593,499
Series 05-20I, 4.76%, 9/1/25	23,545,000	23,089,359

		232,536,935

		3,258,225,585
MORTGAGE-RELATED SECURITIES: 33.5%
FEDERAL AGENCY CMO & REMIC: 4.8%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	587,124	627,999
Trust 1997-2Z, 7.50%, 6/15/27	43,356,725	45,926,474
Trust 1998-1 1A, 8.153%, 10/15/27	1,618,154	1,714,950
Fannie Mae
Trust 2002-47 QC, 5.50%, 11/25/14	2,766,455	2,759,749
Trust 1994-28 H, 6.25%, 3/25/23	404,977	404,078
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,118,786
Trust 1998-58 PX, 6.50%, 9/25/28	4,157,294	4,303,306
Trust 1998-58 PC, 6.50%, 10/25/28	23,417,231	24,232,745
Trust 2002-33 A1, 7.00%, 6/25/32	8,404,010	8,779,560
Trust 2001-T4 A1, 7.50%, 7/25/41	7,040,415	7,360,989
Trust 2001-T10 A1, 7.00%, 12/25/41	11,907,097	12,313,036
Trust 2002-90 A1, 6.50%, 6/25/42	15,609,045	15,965,796
Trust 2002-W6 2A1, 7.00%, 6/25/42	13,584,338	14,102,232
Trust 2002-W8 A2, 7.00%, 6/25/42	6,985,415	7,234,200
Trust 2003-W2 1A2, 7.00%, 7/25/42	43,809,480	45,153,152
Trust 2003-W4 3A, 7.00%, 10/25/42	13,013,931	13,467,735
Trust 2003-07 A1, 6.50%, 12/25/42	18,386,030	18,846,889
Trust 2003-W1 1A1, 6.50%, 12/25/42	27,010,234	27,631,726
Trust 2003-W1 2A, 7.50%, 12/25/42	12,171,802	12,731,356
Trust 2004-W2 5A, 7.50%, 3/25/44	61,425,750	64,766,672
Trust 2004-W8 3A, 7.50%, 6/25/44	32,937,384	34,694,314
Trust 2005-W1 1A3, 7.00%, 10/25/44	32,851,406	33,941,951
Trust 2001-79 BA, 7.00%, 3/25/45	3,911,867	4,047,845
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	2,993,872	3,018,404
Series 1601 PJ, 6.00%, 10/15/08	13,943,260	14,061,231
Series (GN) 37 I, 6.00%, 6/17/22	3,954,546	3,964,103
Series 2439 LG, 6.00%, 9/15/30	16,342,027	16,559,693
Series T-48 1A, 7.104%, 7/25/33	12,130,913	12,523,819
Ginnie Mae
7.25% , 7/16/28	5,698,900	5,842,090

		466,094,880
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 28.5%
Fannie Mae, 15 Year
5.50%, 9/1/14 - 9/1/20	399,802,594	402,743,785
6.00%, 4/1/13 - 12/1/19	780,233,617	797,498,009
6.50%, 11/1/12 - 11/1/18	279,119,320	287,078,660
7.00%, 7/1/08 - 12/1/11	3,114,897	3,203,583
7.50%, 11/1/14 - 8/1/17	30,746,262	32,307,464
8.00%, 8/1/10	80,476	82,053
Fannie Mae, 20 Year
6.50%, 4/1/19 - 10/1/24	89,228,471	92,210,636
Fannie Mae, 30 Year
6.00%, 2/1/34 - 4/1/35	217,587,575	220,011,966
6.50%, 12/1/32	245,960,924	252,829,533
7.00%, 4/1/32	5,620,800	5,867,552

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae, 30 Year (continued)
7.50%, 9/1/07	$248,115	$251,532
8.00%, 1/1/12 - 8/1/22	321,234	331,157
Fannie Mae Multifamily DUS
Pool 555191, 4.822%, 2/1/13	19,712,253	19,499,491
Pool 555162, 4.835%, 1/1/13	17,511,251	17,335,814
Pool 555172, 5.587%, 12/1/12	4,102,679	4,211,853
Pool 545685, 6.017%, 4/1/12	29,232,988	30,480,394
Pool 545708, 6.051%, 5/1/12	2,732,400	2,857,677
Pool 545209, 6.126%, 10/1/11	44,218,171	46,272,852
Pool 545059, 6.241%, 5/1/11	31,644,715	33,187,061
Pool 323822, 6.528%, 7/1/09	6,729,021	6,983,514
Pool 160329, 7.15%, 10/1/15	6,281,798	6,885,491
Freddie Mac, 30 Year
6.00%, 2/15/30	3,084,350	3,090,034
7.25%, 1/1/08	462	466
7.50%, 10/1/08	7,001	7,096
8.00%, 1/1/08 - 8/1/09	42,973	43,491
8.25%, 5/1/09	346	348
Freddie Mac Gold, 15 Year
5.50%, 11/1/13 - 11/1/18	93,765,469	94,439,954
6.00%, 4/1/13 - 2/1/19	187,913,609	191,813,800
6.50%, 2/1/11 - 9/1/18	105,520,985	108,435,842
7.00%, 11/1/08 - 3/1/12	2,718,557	2,808,521
Freddie Mac Gold, 20 Year
6.50% , 7/1/21 - 4/1/22	6,599,754	6,813,899
Freddie Mac Gold, 30 Year
6.50%, 5/1/17	12,517,088	12,863,412
7.00%, 4/1/31	31,816,864	33,220,920
7.90%, 2/17/21	3,587,575	3,804,616
Ginnie Mae, 15 Year
7.00%, 4/15/09	1,079,686	1,105,432
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,935,022	3,090,538
7.50%, 9/15/17 - 5/15/25	10,064,797	10,591,245
7.80%, 6/15/20 - 1/15/21	2,981,379	3,104,950

		2,737,364,641
PRIVATE LABEL CMO & REMIC SECURITIES: 0.2%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4
8.50%, 6/25/34(b)	19,462,589	20,643,532

		3,224,103,053
ASSET-BACKED SECURITIES: 0.1%
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7
6.42% , 9/25/08	3,457,301	3,483,477
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6
6.38% , 9/25/08	3,076,612	3,101,667

		6,585,144

	PAR VALUE	VALUE
CORPORATE: 29.6%
FINANCIALS: 5.3%
BankAmerica Capital II(a) 8.00% , 12/15/26, callable 2006	$14,250,000	$15,134,768
BankAmerica Capital Trust VI(a) 5.625% , 3/8/35	21,450,000	21,160,554
Boston Properties, Inc.
6.25%, 1/15/13	50,036,000	52,490,316
5.625%, 4/15/15	34,195,000	34,558,424
5.00%, 6/1/15	8,650,000	8,330,547
Citicorp Capital Trust I(a) 7.933%, 2/15/27, callable 2007	6,375,000	6,801,532
Citicorp Capital Trust II(a) 8.015%, 2/15/27	10,300,000	11,002,027
Citigroup, Inc. (First Nationwide) 10.00% , 10/1/06	4,065,000	4,211,934
EOP Operating Limited Partnership(c)
6.80%, 1/15/09	17,240,000	18,026,110
7.00%, 7/15/11	33,470,000	35,824,380
5.875%, 1/15/13	37,700,000	38,328,308
4.75%, 3/15/14	51,900,000	49,044,981
JPMorgan Chase Capital III (Bank One)(a) 8.75%, 9/1/30	19,130,000	25,713,035
Safeco Corp.
4.875%, 2/1/10	15,115,000	15,003,738
7.25%, 9/1/12	17,873,000	19,924,052
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	21,425,000	23,791,648
5.00%, 3/15/13	16,295,000	16,027,208
UnumProvident Corp.
7.625%, 3/1/11	40,405,000	43,577,075
6.85%, 11/15/15(b)	11,700,000	12,187,048
7.19%, 2/1/28	11,640,000	11,504,732
7.375%, 6/15/32	29,670,000	31,125,314
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	15,370,000	15,857,275

		509,625,006
INDUSTRIALS: 23.2%
Amerada Hess Corp. 7.875%, 10/1/29	33,870,000	41,012,607
AT&T Corp.
9.05%, 11/15/11	37,705,000	41,732,837
9.75%, 11/15/31	113,325,000	142,350,252
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,622,039
6.375%, 10/15/11	28,650,000	30,378,197
7.65%, 3/1/23	3,330,000	3,904,648
7.875%, 5/15/27	27,615,000	33,786,290
Comcast Corp.
5.30%, 1/15/14	74,525,000	73,112,602
5.85%, 11/15/15	24,700,000	25,019,149
Cox Communications, Inc. 5.45% , 12/15/14	96,050,000	93,725,878
Dillard’s, Inc.
7.375%, 6/1/06	4,875,000	4,905,469
6.625%, 11/15/08	4,985,000	4,997,463

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments	December 31, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Dillard’s, Inc. (continued)
7.13%, 8/1/18	$23,715,000	$22,766,400
7.75%, 7/15/26	21,075,000	20,442,750
7.75%, 5/15/27	12,373,000	12,001,810
7.00%, 12/1/28	19,825,000	18,387,687
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	52,115,096
6.00%, 10/1/12	9,600,000	10,089,379
7.375%, 11/1/29	16,604,000	20,004,848
Electronic Data Systems Corp. 6.50% , 8/1/13	60,340,000	62,012,202
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	7,105,000	7,967,980
7.875%, 3/1/30	34,645,000	41,317,073
6.90%, 1/15/32	15,465,000	16,602,806
7.875%, 8/15/36, callable 2016	7,825,000	8,603,329
Ford Motor Credit Co.
5.80%, 1/12/09	30,250,000	26,388,255
7.375%, 10/28/09	10,100,000	8,957,549
7.375%, 2/1/11	45,420,000	39,811,448
7.25%, 10/25/11	181,030,000	156,383,852
General Electric Co. 5.00%, 2/1/13	34,994,000	34,975,803
GMAC
6.125%, 1/22/08	4,510,000	4,129,938
5.125%, 5/9/08	2,030,000	1,807,175
7.75%, 1/19/10	27,875,000	26,032,100
6.875%, 9/15/11	221,540,000	202,032,295
HCA, Inc.
8.75%, 9/1/10	54,595,000	60,381,906
7.875%, 2/1/11	33,675,000	36,205,912
6.25%, 2/15/13	30,230,000	30,251,494
6.75%, 7/15/13	28,883,000	29,780,857
5.75%, 3/15/14	28,675,000	27,806,205
Health Net, Inc. 9.875%, 4/15/11	55,718,000	64,816,805
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	36,235,436
International Paper Co. 5.25%, 4/1/16	26,725,000	25,401,551
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	17,899,628
8.50%, 12/1/29	16,684,000	22,739,758
May Department Stores Co.
7.60%, 6/1/25	13,500,000	15,415,542
6.70%, 9/15/28	12,950,000	13,601,618
8.75%, 5/15/29	31,677,000	40,542,157
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,921,319
6.15%, 11/1/08	3,024,000	3,138,380
6.55%, 3/15/10	10,150,000	10,695,288
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	102,455,000	114,098,908
7.70%, 5/1/32	61,765,000	69,464,563
Wyeth
5.50%, 3/15/13	10,070,000	10,208,644
5.50%, 2/1/14	100,215,000	101,513,085
Wyeth (American Home Products) 6.95% , 3/15/11	8,155,000	8,797,312

	PAR VALUE	VALUE
Xerox Corp.
9.75%, 1/15/09	$44,100,000	$48,785,625
7.125%, 6/15/10	77,640,000	80,842,650
6.875%, 8/15/11	30,350,000	31,412,250
7.20%, 4/1/16	17,346,000	18,213,300

		2,227,547,399
TRANSPORTATION: 1.1%
Burlington Northern Santa Fe Railway 7.57% , 1/2/21	12,509,071	14,449,978
CSX Transportation, Inc. 9.75%, 6/15/20	10,072,000	13,750,748
FedEx Corp. 6.72%, 1/15/22	8,241,984	9,001,978
Norfolk Southern Corp. 9.75%, 6/15/20	13,908,000	19,476,151
Union Pacific Corp.
5.375%, 5/1/14	10,886,000	11,010,144
6.85%, 1/2/19	6,224,335	6,779,982
6.70%, 2/23/19	13,108,818	14,136,287
7.60%, 1/2/20	1,045,784	1,206,082
4.698%, 1/2/24	4,310,358	4,147,210
5.082%, 1/2/29	9,725,000	9,639,614

		103,598,174

		2,840,770,579

TOTAL FIXED-INCOME SECURITIES (Cost $9,341,066,787)		9,329,684,361

SHORT-TERM INVESTMENTS: 1.8%

SSgA Prime Money Market Fund	47,760,168	47,760,168
State Street Repurchase Agreement 3.10%, 1/3/06, maturity value $122,275,102 (collateralized by U.S. Treasury Securities, value $124,679,450, 4.125%, 8/15/08)	122,233,000	122,233,000

TOTAL SHORT-TERM INVESTMENTS (Cost $169,993,168)		169,993,168

TOTAL INVESTMENTS (Cost $9,511,059,955)	98.9%	9,499,677,529
OTHER ASSETS LESS LIABILITIES	1.1%	110,088,442

TOTAL NET ASSETS	100.0%	$9,609,765,971

(a)	Cumulative preferred security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, all such securities in total represented $84,945,676 or 0.9% of total net assets.
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2005
Assets:
Investments, at value (cost $9,511,059,955)	$9,499,677,529
Receivable for paydowns on mortgage-backed securities	4,462
Receivable for Fund shares sold	54,417,185
Interest receivable	98,941,056
Prepaid expenses and other assets	50,198

9,653,090,430

Liabilities:
Payable for investments purchased	30,865,945
Payable for Fund shares redeemed	8,510,557
Management fees payable	3,238,501
Accrued expenses	709,456

43,324,459

Net Assets	$9,609,765,971

Net Assets Consist of:
Paid in capital	$9,688,287,130
Undistributed net investment income	6,670,694
Undistributed net realized loss on investments	(73,809,427)
Net unrealized depreciation on investments	(11,382,426)

$9,609,765,971

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	766,606,768
Net asset value per share	$12.54

Statement of Operations
Year Ended December 31, 2005
Investment Income:
Interest	$392,736,434

Expenses:
Management fees	35,559,299
Custody and fund accounting fees	173,762
Transfer agent fees	1,993,192
Professional services	93,023
Shareholder reports	679,084
Registration fees	375,394
Trustees’ fees	118,625
Miscellaneous	65,532

39,057,911

Net Investment Income	353,678,523

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain	20,155,850
Net change in unrealized appreciation/depreciation	(200,036,683)

Net realized and unrealized loss	(179,880,833)

Net Increase in Net Assets from Operations	$173,797,690

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$353,678,523	$242,536,193
Net realized gain	20,155,850	16,364,800
Net change in unrealized appreciation/depreciation	(200,036,683)	(14,505,944)

Net increase in net assets from operations	173,797,690	244,395,049

Distributions to Shareholders from:
Net investment income	(390,586,222)	(289,903,700)
Net realized gain	—	—

Total distributions	(390,586,222)	(289,903,700)

Fund Share Transactions
Proceeds from sale of shares	3,244,793,643	3,644,938,350
Reinvestment of distributions	334,969,730	249,578,904
Cost of shares redeemed	(1,623,405,388)	(1,676,183,293)

Net increase from Fund share transactions	1,956,357,985	2,218,333,961

Total increase in net assets	1,739,569,453	2,172,825,310

Net Assets:
Beginning of year	7,870,196,518	5,697,371,208

End of year (including undistributed net investment income of $6,670,694 and $2,334,451, respectively)	$9,609,765,971	$7,870,196,518

Share Information:
Shares sold	254,312,934	282,927,918
Distributions reinvested	26,493,475	19,509,574
Shares redeemed	(127,349,477)	(130,172,563)

Net increase in shares outstanding	153,456,932	172,264,929

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

9 / Dodge & Cox Income Fund

Notes to Financial Statements (continued)

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At December 31, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($0.55 per share)	$390,586,222
Long-term capital gain	—

Total distributions ($0.55 per share)	$390,586,222

At December 31, 2005, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$124,242,255
Unrealized depreciation	(135,624,681)

Net unrealized depreciation	(11,382,426)
Undistributed ordinary income	6,670,694
Capital loss carryforward*	(66,584,656)
Deferred loss**	(7,224,771)

*	Represents accumulated capital loss which may be carried forward to offset future capital gains. This carryforward expires as follows:

Expiring in 2011	$14,093,589
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019

$66,584,656

**	Represents net realized loss incurred between November 1, 2005 and December 31, 2005. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2006.

Note 4 — Purchase and Sales of Investments

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $879,962,954 and $430,887,177, respectively. For the year ended December 31, 2005, purchases and sales of U.S. government securities aggregated $4,468,161,362 and $3,051,033,404, respectively.

Dodge & Cox Income Fund / 10

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$12.84	$12.92	$12.77	$12.20	$11.80
Income from investment operations:
Net investment income	0.55	0.54	0.60	0.66	0.74
Net realized and unrealized gain (loss)	(0.30)	(0.08)	0.15	0.62	0.46

Total from investment operations	0.25	0.46	0.75	1.28	1.20

Distributions to shareholders from:
Net investment income	(0.55)	(0.54)	(0.60)	(0.66)	(0.74)
Net realized gain	—	—	—	(0.05)	(0.06)

Total distributions	(0.55)	(0.54)	(0.60)	(0.71)	(0.80)

Net asset value, end of year	$12.54	$12.84	$12.92	$12.77	$12.20

Total return	1.98%	3.64%	5.97%	10.75%	10.32%
Ratios/supplemental data:
Net assets, end of year (millions)	$9,610	$7,870	$5,697	$3,405	$1,512
Ratio of expenses to average net assets	0.44%	0.44%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	3.99%	3.61%	3.93%	5.38%	6.18%
Portfolio turnover rate	24%	30%	41%	31%	40%

See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2006

11 / Dodge & Cox Income Fund

Shareholder Meeting Results (unaudited)

On December 2, 2005, a joint special meeting of shareholders of the Dodge & Cox Funds was held at which the nine Trustees and nominees identified below were elected. The following is a report of the total votes cast by the Funds’ shareholders:

PROPOSAL: Election of Trustees

	FOR	WITHHELD	TOTAL
Trustees:
1. William F. Ausfahl	1,184,162,195	11,475,032	1,195,637,227
2. L. Dale Crandall	1,186,779,006	8,858,221	1,195,637,227
3. Dana M. Emery	1,186,497,036	9,140,191	1,195,637,227
4. John A. Gunn	1,186,448,522	9,188,705	1,195,637,227
5. Harry R. Hagey	1,186,227,617	9,409,610	1,195,637,227
6. Thomas A. Larsen	1,159,731,462	35,905,765	1,195,637,227
7. Will C. Wood	1,187,752,504	7,884,723	1,195,637,227

Nominees:
8. Kenneth E. Olivier	1,158,621,330	37,015,897	1,195,637,227
9. John B. Taylor	1,187,597,104	8,040,123	1,195,637,227

Board Approval of Funds’ Investment Management Agreements and Management Fees (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2005, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2006. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

Information Received

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, “blue sky” administrator, transfer agent and fund accountant), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Agreements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 1, 2005 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

Nature, Quality, and Extent of the Services

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the

Dodge & Cox Income Fund / 12

Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Strategy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

Investment Performance

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. While not dispositive in the determination, performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-Fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

Costs and Ancillary Benefits

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox—which included a centralized focus on investment management operations, outsourcing of non-advisory support services to unaffiliated third-party service providers, avoiding the practice of charging front-end sales commissions or distribution fees, having Dodge & Cox pay for distribution-related costs and reimbursements to third-party retirement plan administrators, receiving numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee, and achieving relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and that there are reasonable justifications for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services it receives (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its

13 / Dodge & Cox Income Fund

association with the Funds, and they concluded that these benefits are reasonable in light of Dodge & Cox’s well established stand-alone separate account business. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are increasing. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

The Benefit of Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), such as management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies involved with Dodge & Cox’s investment management process and with avoiding distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative, and compliance services to the Funds have increased. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflect economies of scale.

Conclusion

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long-term, and that approval of the

Agreements was in the best interests of each Fund and its shareholders.

Fund Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit www.dodgeandcox.com or the SEC’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is also available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Income Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (64)	Chairman and Trustee (Trustee since 1975)	Chairman and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (62)	President and Trustee (Trustee since 1985)	Chief Executive Officer (since December, 2005), Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed-Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (44)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since December, 2005) and Director of Dodge & Cox, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC and FISC	—
Kenneth E. Olivier (53)	Vice President and Trustee (Trustee since 2005)	President (since December, 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
A. Horton Shapiro (66)	Executive Vice President (Since 1998)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager	—
Katherine Herrick Drake (51)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (46)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (39)	Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (52)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (37)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (65)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (64)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (56)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (66)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer, is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$179,550	$158,400
Audit-Related Fees	18,000	16,500
Tax Fees	58,000	55,200
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures in connection with the registrant’s semi-annual financial statements. Tax fees include amounts related to tax return preparation, compliance, and reviews.

(e)(1) The registrant’s audit committee has adopted policies and procedures (“Policies”) which require the registrant’s audit committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the audit committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and controls. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled audit committee meetings, pre-approval may be authorized by a designated audit committee member with ratification at the next scheduled audit committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $181,000 and $178,100, respectively.

(h) All non-audit services described under (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman - Principal Executive Officer

Date February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman - Principal Executive Officer

By	/s/ John M. Loll
John M. Loll
Treasurer – Principal Financial Officer

Date February 27, 2006